Exhibit 10.21

DATED

(1) LIPOXEN PLC

(2) LIPOXEN TECHNOLOGIES LTD

- and -

(2) SERUM INSTITUTE OF INDIA LIMITED

Exclusive Patent

And Know How Licence and

Manufacturing Agreement

Lipoxen	SIIL

THIS AGREEMENT is made the      day of              2011

BETWEEN:

(1)	Lipoxen Technologies Ltd, a Company registered under the laws of England whose registered office is at London Bioscience Innovation Centre, 2 Royal College St., London NW1 ONH, England (“Lipoxen Technologies”);

(2)	Lipoxen PLC, a company registered under the laws of England whose registered office is at London Bioscience Innovation Centre, 2 Royal College St., London NW1 ONH, England (“Lipoxen PLC”); and

(3)	Serum Institute of India Limited, a Company incorporated under the Indian laws, having its principal place of business at S. No. 212/2, Off Soli Poonawalla Road, Hadapsar, Pune -411 028, Maharashtra, INDIA (“SIIL”).

RECITALS:

(1)	SIIL is engaged in the manufacture of pharmaceuticals and biotechnology products and has been and continues to be interested in acquiring technology from Lipoxen.

(2)	Lipoxen PLC is a drug and vaccine development and delivery company and is dedicated to innovative methods for the optimal delivery of therapeutics in the treatment and prevention of disease. Lipoxen Technologies is a wholly owned subsidiary of Lipoxen PLC.

(3)	Pursuant to the Licence Agreement (defined below), Lipoxen Technologies granted SIIL an exclusive licence to use Lipoxen’s PolyXen Technology and ImuXen Technology in the SIIL Territory to develop and exploit certain products set out in the Licence Agreement.

(4)	The parties entered into a Supplemental Agreement (defined below) pursuant to which the parties agreed a development programme and revenue sharing arrangement for certain of the products which were the subject of the Licence Agreement. Further amendments were made to the Licence Agreement pursuant to the Letter Amendments (defined below).

(5)	SIIL has manufactured and supplied PSA (defined below) to Lipoxen pursuant to the Licence Agreement, the Supplemental Agreement and the Development and Manufacturing Agreement (defined below).

(6)	The Parties now wish to amend and restate the terms of the arrangement between them pursuant to which SIIL will cease to have any rights in relation to the ImuXen Technology, will continue to have rights under the PolyXen Technology in relation only to PSA EPO.

Lipoxen	SIIL

(7)	SIIL will continue to develop PSA EPO in the SIIL Territory (defined below), with Lipoxen having the right to develop and exploit PSA EPO in the Lipoxen Territory (defined below).

(8)	SIIL will continue to manufacture and supply PSA, EPO and PSA EPO to and on behalf of Lipoxen and other Customers (defined below) and will transfer manufacturing know how as referred to in clause 19 of any or all of the Supply Products to Lipoxen and/or a Customer of Supply Products (defined below) in the circumstances described in this Agreement.

IT IS AGREED as follows:

1.	Definitions

In this Agreement, the following words shall have the following meanings:

“Affiliate”	in relation to a Party, means any entity or person which controls, is controlled by, or is under common control with that Party. For the purposes of this definition, “control” shall mean direct or indirect beneficial ownership of 50% (or, outside a Party’s home territory, such lesser percentage as is the maximum, permitted level of foreign investment) or more of the share capital, stock or other participating interest carrying the right to vote or to a distribution of profits of that entity or person, as the case may be;

“Allotment Date”	means the date falling seven Business Days following whichever is earlier of:- (a) the date upon which the Placing occurs; or (b) 30 December 2011;

“Appointed CRO”	means the CRO appointed by SIIL in accordance with clause 5.10 to carry out aspects of the Clinical Trials on behalf of SIIL and Lipoxen;

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“Business Day”	means any day (other than a Saturday, Sunday or a public holiday in England or India) on which clearing banks in the City of London are open for the transaction of normal sterling banking business;

“CIS”	means the commonwealth of independent states comprising the following countries:- Armenia, Azerbaijan, Belarus, Kazakhstan, Kyrgyzstan, Republic of Moldova, Russian Federation, Tajikistan, Turkmenistan, Ukraine and Uzbekistan;

“Clinical Trials”	means the in vivo testing, pre-clinical activities, Phase I clinical trials, Phase II clinical trials and Phase III clinical trials to be carried out by SIIL in relation to PSA EPO in Indication A, Indication B, Indication C, Indication D and/or Indication E pursuant to this Agreement;

“CMC Dossier”	means the technical information required by the relevant regulatory authority in relation to the chemistry, manufacturing and controls of PSA EPO for commencement of a Lipoxen Trial;

“Commencement Date”	means the Commencement Date of the Licence Agreement, being 16 December 2004;

“Completion”	means completion by SIIL of a successful Phase II clinical trial in relation to a Successful PSA EPO Product that complies with all FDA and EMEA requirements relating to Phase II clinical trials;

“Confidential Information”	means any and all data, results, know-how, show-how, software, algorithms, trade secrets, plans, forecasts, analyses, evaluations, research, technical information, business information, financial information, business plans, strategies, customer lists, marketing plans, or other information whether oral, in writing, in electronic form or in any other form, and any physical items, compounds, components or other materials disclosed before, on or after the date of this Agreement by one Party (or its Affiliates) to the other Party (or its Affiliates) including, but not limited to, the Lipoxen Know How;

“Consideration Shares”	means the Consideration Shares as defined in Schedule 7 of this Agreement;

“Control”	(along with derivative forms of the word, as applicable, such as “Controlled” and “Controlling”) means the ability to grant a licence or sub-licence without breaching the terms of any agreement with any third party;

“CRO”	means a contract research organisation;

“Customer”	means Lipoxen and/or a third party entitled to place Orders with SIIL for Supply Products by virtue of having a licence from Lipoxen as described in clause 14.3 of this Agreement;

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“Development Programme”	means the detailed programme for the Clinical Trials set out in Schedule 1 of this Agreement, as modified from time to time in accordance with the terms of this Agreement;

“DMA”	means the Development and Manufacturing Agreement dated 2 August 2006 between Lipoxen PLC and SIIL;

“Effective Date”	means the date of this Agreement;

“EEA”	means countries which are from time to time signatories to the Agreement on the European Economic Area, including, but not limited to, the member states from time to time of the European Community;

“EMEA”	means the European Medicines Agency (formerly known as the European Agency for the Evaluation of Medicinal Products) and/or any successor to it;

“EPO”	means EPO as specified in the European Pharmacopoiea under Erythropoietin concentrated solution (01/2002:1316) and shall exclude, for the avoidance of doubt, Non-glycosylated EPO;

“FDA”	means the US Food and Drug Administration and/or any successor to it;

“Field”	means pharmaceutical preparations for the treatment in humans of Indication A and/or Indication B and/or Indication C and/or Indication D and/or Indication E, by subcutaneous and/or intra venous administration, containing PSA EPO as their active ingredient;

“Foreground”	means all Intellectual Property Rights arising from or in relation to the activities carried out by SIIL and/or Lipoxen from the Effective Date in relation to this Agreement, including any and all Intellectual Property Rights:-

(a) created by SIIL and/or Lipoxen from the Effective Date relating to PSA EPO; and/or

(b) relating to any Results, including data from the Clinical Trials;

but excluding the PSA Foreground, the Lipoxen Regulatory Material and the results of and data arising from the Lipoxen Trials;

“GCP”	means all applicable laws and regulations, codes and guidelines relating to good clinical practice including:- (i) good clinical practice pursuant to Directive 2001/20/EEC and Directive 2005/28/EEC and all applicable implementing and/or amending legislation and guidelines; (ii) the regulations established by EMEA and the FDA relating to the standard of practice that is acceptable in the conduct of clinical studies; (iii) the current version of the Declaration of Helsinki in force; and (iv) the current International Conference on Harmonisation Guidelines for Good Clinical Practice in force;

“German SPA”	means the conditional agreement to be entered into by Lipoxen PLC and the vendors in relation to the acquisition of the entire issued share capital of Symbiotec GmbH on or around the date of this Agreement;

“GMP”	means current Good Manufacturing Practice as:- (a) promoted by current International Conference on Harmonisation (ICH) guidance documents, including the ICH Guidance Q7A Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients; and (b) defined by US and European legislation relating to good manufacturing practice (including Directive 2003/94/EC) and regulations issued from time to time by regulatory authorities, including EMEA and FDA;

“Indication A”	means anaemia resulting from chronic renal failure;

“Indication B”	means anaemia occurring in cancer patient’s receiving chemotherapy;

“Indication C”	means anaemia in zidovedine treated HIV infected patients;

“Indication D”	means the reduction of allergenic blood transfusion in surgical and perisurgical patients;

“Indication E”	means pre-treatment of patients predicted to suffer anemia as a consequence of elective surgery with an expected moderate blood loss;

“Infringer”	a third party that uses any of the PolyXen Patents and/or PolyXen Know How in the SIIL Territory in the Field;

“Infringement”	any infringement of any of the PolyXen Patents and/or PolyXen Know How by an Infringer;

“Infringement Claim”	any allegation or claim that any of the Licensed Products infringe the Intellectual Property Rights of a third party;

“Intellectual Property Rights”	means all patents, copyrights, design rights, trade marks, service marks, inventions, supplementary protection certificates, design rights, trade secrets, data, know-how, database rights and other rights in the nature of intellectual property rights (whether registered or unregistered) and all applications for the same, anywhere in the world;

“Joint Foreground”	means the Foreground that is jointly owned by the parties pursuant to clause 8.4;

“Letter Amendments”	means the amendments to the Licence Agreement contained in the following letters signed by Lipoxen Technologies and SIIL:-

(a) letter dated 23 May 2007, headed “May 2007 Amendment of Field A”; and

(b) letter dated 23 May 2007 headed “May 2007 New Product Amendment to License Agreement”;

“Licence Agreement”	means the Exclusive Patent and Know How Licence Agreement dated 16th December 2004 between Lipoxen Technologies and SIIL, as subsequently amended by the Supplemental Agreement and the Letter Amendments;

“Licensed Products”	any and all products that are manufactured, sold or supplied by SIIL which:-

(a) incorporate or make use of any of the PolyXen Technology; and/or

(b) which are made with PSA which incorporates or makes use of any of the PSA Technology;

“Licensed Rights”	means the PolyXen Patents, the PolyXen Know How, the PSA Patents and the PSA Know How;

“Lipoxen Know How”	means the PolyXen Know How and the PSA Know How;

“Lipoxen Patents”	means the PSA Patents and the PolyXen Patents;

“Lipoxen Products”	means PSA EPO which incorporates or makes use of any of the SIIL Background IP ;

“Lipoxen Regulatory Material”	means the CMC Dossier and any other data package or information compiled by or on behalf of Lipoxen and/or a Sub-licensee in relation to any regulatory applications or submissions made or to be made by Lipoxen and/or its Sub-licensee to a regulatory authority or body;

“Lipoxen Technology”	means the PolyXen Technology and the PSA Technology;

“Lipoxen Territory”	means :-

(a) the United States of America, the EEA, Switzerland, Japan, New Zealand, Australia, Canada, Israel, the CIS and South Korea; and

(b) any other country which is added to the Lipoxen Territory pursuant to clause 4.10 of this Agreement;

as amended in accordance with clause 6.5 if applicable;

“Lipoxen Trials”	means any clinical trial(s) to be conducted by or on behalf of Lipoxen and/or a Sub-licensee in relation to PSA EPO in the Lipoxen Territory after the Effective Date;

“Master Cell Bank”	a validated cell bank, prepared and characterised under GMP and accompanied by GMP documentation, that enables SIIL and/or a third party to manufacture: (a) EPO; and (b) PSA;

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“Net Revenues”	means any and all sums received by Lipoxen and/or its Affiliates from its Sub-licensees in respect of sub-licences of SIIL Background IP including, but not limited to sales royalties, milestones and licence fees, less any costs or expenses incurred by Lipoxen in obtaining payment of such sums and excluding any:- (a) fees received in respect of services supplied by Lipoxen; and (b) value added tax or other sales tax on such sums;

“Net Royalty Revenue”	means any and all royalties on sales received by Lipoxen and/or its Affiliates from its Sub-licensees in respect of sub-licences of SIIL Background IP, which shall for the avoidance of doubt not include any licence fees or milestone payments, less any costs or expenses incurred by Lipoxen in obtaining payment of such sums and excluding any:- (a) fees received in respect of services supplied by Lipoxen; and (b) value added tax or other sales tax on such sums;

“Net Sales Value”	means the invoiced price of products sold or supplied in arm’s length transactions or, where the sale is not at arm’s length, the price that would have been so invoiced if it had been at arm’s length, less the following items as indicated on the relevant invoice: trade discounts actually granted, costs of packaging, insurance, carriage and freight, any value added tax or other sales tax and any import duties or similar applicable government levies;

“Non-glycosylated EPO”	means any form of EPO which is not glycosylated which, as at the Effective Date, includes any EPO which is produced by a non-mammalian cell line;

“Order”	means an order for Supply Products placed by a Customer;

“Parties or parties”	means Lipoxen PLC, Lipoxen Technologies Limited and SIIL, and “Party or party” shall mean any of them;

“Placing”	means the issue of 110,800,000 0.5p ordinary shares in the capital of Lipoxen PLC to SynBio LLC, Russia pursuant to a subscription agreement between Lipoxen and SynBio LLC dated on around 3 August 2011;

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“PolyXen Improvements”	means any invention, discovery or information relating to the PolyXen Technology created after the Effective Date during the term of the licence granted under clause 4.1 which has utility in PSA EPO and which is Controlled by Lipoxen but which, for the avoidance of doubt, shall exclude the results of and data arising from the Lipoxen Trials, the Lipoxen Regulatory Material and the PSA Improvements;

“PolyXen Know How”	means the know how Controlled by Lipoxen at the Effective Date relating to the technology disclosed in the PolyXen Patents but excluding, for the avoidance of doubt, the PSA Know How;

“PolyXen Licence”	means the licence to use the PolyXen Technology granted under clause 4.1 of this Agreement;

“PolyXen Patents”	means:-

(a) the patents and patent applications set out in Schedule 2 of this Agreement; and

(b) any patent and/or patent application Controlled by Lipoxen relating to the PolyXen Improvements;

including any continuations, continuations in part, extensions, reissues, divisions, and any patents, foreign counterparts, supplementary protection certificates and similar rights that are based on or derive priority from the foregoing;

“PolyXen Technology”	means the multifaceted platform technology that employs PSA to prolong the active life and improve the pharmacokinetics of proteins, peptides, conventional drugs and drug delivery systems that is described in the PolyXen Patents;

“Production Facility”	means SIIL’s production facilities at Pune;

“Product Specification”	means the specifications for each of the Supply Products set out in the Serum EPO Specification, the PSA Specification and the PSA EPO Specification;

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“PSA Cell Line”	means the cell line used by Lipoxen to manufacture PSA, a sample of which has been provided to SIIL pursuant to the Licence Agreement;

“PSA EPO”	means a conjugate of PSA and Serum EPO (both as defined in this Agreement) forming a mono-PSA EPO conjugate as described in Schedule 4 of this Agreement;

“PSA EPO Specification”	means the specification for PSA EPO set out in Schedule 5 of this Agreement;

“PSA Foreground”	means any and all Intellectual Property Rights created by SIIL pursuant to this Agreement or otherwise from the Effective Date relating to the PSA Manufacturing Process;

“PSA Improvements”	means any invention, discovery or information relating to the PSA Technology created after the Effective Date during the term of this Agreement which is Controlled by Lipoxen and which is necessary to:-

(a) enable SIIL to exploit the licence granted under clause 4.1; and/or

(b) enable SIIL to supply PSA to a licensee of the PolyXen Technology with which SIIL has agreed the price and other supply terms upon which it will manufacture and supply PSA on behalf of the relevant licensee;

“PSA Know How”	means the know-how Controlled by Lipoxen at the Effective Date relating to the PSA Manufacturing Process, which shall include the PSA Cell Line;

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“PSA Patents”	means:-

(a) the patents and patent applications set out in Schedule 6 of this Agreement; and

(b) any patent and/or patent applications Controlled by Lipoxen relating to the PSA Improvements;

including any continuations, continuations in part, extensions, reissues, divisions, and any patents, foreign counterparts, supplementary protection certificates and similar rights that are based on or derive priority from the foregoing;

“PSA Specifications”	means the specifications for PSA set out in Schedule 25 of this Agreement;

“PSA Technology”	means the technology developed by Lipoxen relating to the PSA Manufacturing Process, including the technology described in the PSA Patents;

“Quarter”	means the quarterly periods ending 31 March, 30 June, 30 September and 31 December;

“Results”	means the results of, and data arising from:-

(a) any research and development relating to the Lipoxen Technology carried out by or on behalf of SIIL; and

(b) any and all pre-clinical and clinical trials carried out by or on behalf of SIIL in relation to the Licensed Products, including the Clinical Trials;

“Serum Cell Line”	means the cell line used by SIIL prior to and after the Effective Date to produce EPO for use in the Clinical Trials, further details of which are set out in Schedule 8 of this Agreement;

“Serum EPO”	means the form of EPO manufactured and/or used by SIIL prior to and during the term of this Agreement which has the Serum EPO Specification and which is made using the Serum Cell Line;

“Serum EPO Specification”	means the specification for Serum EPO set out in Schedule 9;

“Services”	means the services relating to the Clinical Trials to be carried out by SIIL on behalf of Lipoxen pursuant to this Agreement;

“SIIL Background IP”	means any and all Intellectual Property Rights which, prior to the Effective Date or during the term of this Agreement, are owned by SIIL and/or licensed to SIIL by a third party other than Lipoxen and which are reasonably required to enable Lipoxen and/or its Sub-licensees to develop, manufacture, use, sell, supply and otherwise exploit PSA EPO, which includes (to the extent they do not form part of the Joint Foreground), but is not limited to, any and all Intellectual Property Rights relating to:-

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“SIIL Foreground”	means the Foreground owned by SIIL pursuant to clauses 8.1 and 8.2 of this Agreement;

“SIIL Licence”	means the licence granted by SIIL pursuant to clause 7.1 of the Agreement;

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“Sub-licensees”	means parties to which Lipoxen has granted a licence of PolyXen Technology and a sub-licence of the SIIL Background IP to directly manufacture and sell PSA EPO anywhere in the Lipoxen Territory or worldwide subject to terms of this agreement;

“Subscription Shares”	means the Subscription Shares as defined in Schedule 7 of this Agreement;

“Successful PSA EPO Product”	means a Lipoxen Product for which the Clinical Trials have been successfully completed by SIIL in accordance with EMEA and FDA regulatory requirements up to and including phase II clinical trials and in relation to which Lipoxen and/or its Sub-licensee is able to commence Phase IIb and/or Phase III Clinical Trials in a country regulated by EMEA and/or FDA without conducting any further pre-clinical or clinical trials;

“Supplemental Agreement”	means the Supplemental and Amendment Agreement to the Exclusive Patent and Know How Licence Agreement dated 6 October 2005 between Lipoxen Technologies and SIIL;

“Supply Products”	means:-

(a) PSA and its derivative, including Monodisperse PSA, Polydisperse PSA and the other forms of PSA described in the PSA Specification;

(b) Serum EPO as specified in the Serum EPO Specification; and

(c) PSA EPO as specified in the PSA EPO Specification.

“Tender Business”	means contracts entered into with sovereign agencies and/or charitable organisations;

“Timetable”	means the timetable for the provision of the Services as set out in Schedule 10 of this Agreement; and

“Valid Claim”	means a claim of a patent or patent application that has not expired or been held invalid or unenforceable by a decision of a patent office or court of competent jurisdiction, which decision:-

(a) it is not possible to appeal; or

(b) is not the subject of an appeal within the prescribed time limits.

2.	Status of this Agreement

2.1	As of the Effective Date, the Licence Agreement, the Letter Amendments, the Supplemental Agreement and the DMA shall expire with immediate effect and shall be replaced in their entirety by the terms of this Agreement. Other than as expressly set out in this Agreement and subject to clause 2.4.1 of this Agreement, any clauses which are stated in the Licence Agreement, the Letter Amendments, the Supplemental Agreement (other than clauses 9 and 13 of the Supplemental Agreement) and the DMA to survive termination and/or expiry shall survive.

2.2	From the Effective Date, the terms of this Agreement shall govern the activities and performance of the parties relating to the subject matter of the Licence Agreement, the Supplemental Agreement, the Letter Amendments and the DMA.

2.3	Unless expressly stated otherwise in this Agreement, the terms of the Licence Agreement, the Supplemental Agreement, the Letter Amendments and the DMA shall continue to govern the relationship between the parties prior to the Effective Date but:-

2.3.1	the terms of this Agreement shall prevail to the extent that the there is any conflict between the terms of this Agreement and the terms of:- (a) the Licence Agreement, (b) the Supplemental Agreement, (c) the Letter Amendments and/or (d) the DMA;

2.3.2	with effect from the Commencement Date of the Licence Agreement, any and all:- (a) Foreground (as defined by the Licence Agreement) relating to PSA EPO; and (b) Services Foreground (as defined in the Supplemental Agreement) relating to PSA EPO, shall be deemed to be Foreground under this Agreement, the ownership, protection and use of which shall be governed by clause 8 of this Agreement;

2.3.3	with effect from the Commencement Date of the Licence Agreement, the effective date of the Supplemental Agreement and the effective date of the DMA, the “Law and Jurisdiction” clauses of each respective Agreement shall be deemed to be replaced by the provisions of clause 22.13 of this Agreement, provided that in the Supplemental Agreement, the Law and Jurisdiction clause shall remain subject to clause 6.12 of the Supplemental Agreement; and

2.3.4	the parties agree that in relation to any Intellectual Property Rights which are jointly owned by SIIL and Lipoxen PLC / Lipoxen Technologies pursuant to clause 3.5 of the DMA, with effect from the effective date of the DMA:-

2.3.4.1	such Intellectual Property Rights shall be deemed to be PSA Foreground pursuant to this Agreement; and

2.3.4.2	Clauses 3.6 and 3.7 of the DMA shall no longer apply to such Intellectual Property Rights, the use and exploitation of which shall be governed by clauses 14.25 and 14.30 of this Agreement.

2.4	Each Party hereby waives any and all rights arising prior to the Effective Date which it alleges it may have to any kind of payment of fees, royalties, payments for products supplied or other liquidated sums from the other party under the Licence Agreement, the Supplemental Agreement, the Letter Amendments and/or the DMA.

2.5	SIIL hereby waives any and all rights which it alleges it may have in or to the invention (and any Intellectual Property Rights relating thereto, including any patent applications and patents relating to the invention) which is the subject of the Lipoxen Technologies patent application entitled “Reduction of Endotoxin in Polysialic Acids” with PCT application number: PCT/GB2008/050138 (the “Endotoxin Patent”), provided that Lipoxen Technologies hereby:-

2.5.1	grants to SIIL a perpetual, non-exclusive, royalty–free, world-wide licence (without the right to grant sub-licences) to use the Endotoxin Patent to manufacture PSA:-

2.5.1.1	for use in the development and exploitation of products in the Field by SIIL; and/or

2.5.1.2	for supply to Customers;

2.5.2	agrees that it shall not during the term of this Agreement or thereafter enforce the Endotoxin Patent against SIIL in the SIIL Territory in relation to any process used by SIIL to reduce the endotoxin content of a sample containing PSA and endotoxin where the PSA is a naturally occurring part of a product which has not been added to the product by conjugation, genetic engineering or otherwise for the purposes of achieving, directly or indirectly, any or all of the objectives of the PolyXen Technology.

2.6	Other than as set out in clauses 2.5 and 2.6 of this Agreement, all rights and remedies of the Parties arising under any breach of the Licence Agreement, the Supplemental Agreement and/or the DMA shall continue to be enforceable and none of the Parties hereby waives any such rights or remedies.

3.	Surrender of Licences for Products other than PSA EPO , Grant of Shares and Nomination of a person on the Board of Lipoxen PLC

3.1	Pursuant to the Licence Agreement, the Letter and Amendments and Supplemental Agreement, SIIL was granted an exclusive licence from Lipoxen Technologies to use the Lipoxen Technology for the development and commercialisation of certain products.

3.2	For the avoidance of doubt, from the Effective Date SIIL has agreed to surrender all rights under the PolyXen Technology and the ImuXen Technology (as defined in the Licence Agreement) to and in relation to products, including those listed in Schedule 11 of this Agreement, other than rights under the PolyXen Technology relating to PSA EPO.

3.3	From the Effective Date:-

3.3.1	any and all rights of SIIL to use the PolyXen Technology, the PolyXen Patents and the PolyXen Know How, other than as set out in clause 4.1 of this Agreement, shall immediately cease; and

3.3.2	SIIL shall immediately cease any research, development, use, sale and/or supply of the products listed in Schedule 11 of this Agreement.

3.4	From the Effective Date, any and all rights of SIIL to use the ImuXen Technology, the ImuXen Patents and the ImuXen Know How (each as defined in the Licence Agreement) in relation to any and all products, anywhere in the world, shall immediately cease.

3.5	Lipoxen PLC and SIIL agree that they will each comply with their respective obligations set out in Schedule 7 of this Agreement relating to the grant of shares in Lipoxen PLC to SIIL.

3.6	Subject to the articles of association of Lipoxen PLC and any applicable law and/or regulation, Lipoxen PLC agrees that from the date upon which the Consideration Shares are issued and allotted to SIIL in accordance with paragraph 2 of Schedule 7 of this Agreement, for so long as SIIL holds on its own or along with its Affiliates at least [***] of the paid-up share capital of Lipoxen PLC, SIIL shall be entitled to nominate a non-executive Director to the Board of Directors of Lipoxen PLC who shall be suitable and capable of carrying out the role of a non-executive director of a UK listed company. In connection with the appointment SIIL acknowledges that the business and affairs of Lipoxen PLC shall be managed by its board of directions in accordance with all applicable laws and regulation and for the benefit of the shareholders of Lipoxen PLC as a whole and at all times independently of SIIL and its Affiliates.

3.7	Prior to the Allotment Date, SIIL agrees that it shall provide to Lipoxen Technologies any and all data and information in SIIL’s possession and/or control relating to the products listed in Schedule 11 of this Agreement, including any and all data generated by and/or on behalf of SIIL from pre-clinical studies (including in-vitro assays and tests, in-vivo animal studies and toxicity studies) and clinical trials.

3.8	SIIL warrants and undertakes that:-

3.8.1	Schedule 26 sets out a complete list of any and all Affiliates of SIIL as at the Effective Date;

3.8.2	as at the Allotment Date, SIIL is a body corporate with less than twenty (20) members which falls within the scope of Articles 49(2)(a)(ii) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 and SIIL is acquiring the Subscription Shares and the Consideration Shares for investment only and not for resale or distribution; and

3.8.3	as at the Allotment Date, SIIL is not resident in the United States, Canada, Japan, the Republic of Ireland, the Republic of South Africa or Australia or in any other territory in which it is unlawful to subscribe for the Subscription Shares and/or the Consideration Shares and it will not after the Allotment Date offer, sell or deliver directly or indirectly any of the Subscription Shares and/or the Consideration Shares in the United States, Canada, Japan, the Republic of Ireland, the Republic of South Africa or Australia or to or for the benefit of any persons who are resident or to any person purchasing such shares for re-offer or sale or transfer in such jurisdictions otherwise than in accordance with relevant securities laws.

4.	PSA EPO - PolyXen Licence

4.1	From the Effective Date and for the term of this Agreement, Lipoxen hereby grants to SIIL, subject to the provisions of this Agreement, an exclusive licence to use the PolyXen Patents and the PolyXen Know How in the SIIL Territory to research, develop, manufacture, have manufactured, use, sell, supply and otherwise exploit products in the Field.

4.2	The licence granted pursuant to clause 4.1 shall expire on a country by country basis on the later of the following dates:

4.2.1	the date upon which no Valid Claim of the PolyXen Patents exists in the country in question; or

4.2.2	ten (10) years from the date a Licensed Product was first put on the market in the country concerned;

and thereafter, on a country by country basis (if applicable) the PolyXen Licence shall be fully paid. For avoidance of doubt, once the PolyXen Licence is fully paid, SIIL shall be entitled to use the PolyXen Know How to manufacture, distribute and sell PSA EPO without making any additional payment to Lipoxen Technologies and/or Lipoxen PLC.

Sub-licensing

4.3	SIIL shall not be entitled to sub-licence, sub-contract and/or otherwise transfer its rights under the PolyXen Licence to any person.

No other licence

4.4	It is acknowledged and agreed that other than as set out in clause 14.17, no licence is granted by Lipoxen Technologies and/or Lipoxen PLC to SIIL other than the licence expressly granted by the provisions of this clause 4. Without prejudice to the generality of the foregoing, Lipoxen Technologies reserves all rights under the PolyXen Patents and the PolyXen Know How:-

4.4.1	outside of the Field in the SIIL Territory and Lipoxen Territory; and

4.4.2	in all fields outside the SIIL Territory.

Quality

4.5	SIIL shall ensure that all of the Licensed Products supplied by it are of satisfactory quality and comply with all applicable laws and regulations in each part of the SIIL Territory.

Transfer of the PolyXen Technology

4.6	Subject to clause 4.9, SIIL acknowledges that prior to the Effective Date Lipoxen Technologies has supplied SIIL with all PolyXen Know How existing at the Effective Date which is reasonably necessary to enable SIIL to exercise its rights under this Agreement.

Responsibility for development and exploitation of the PolyXen Technology

4.7	SIIL shall be exclusively responsible for the technical and commercial development and exploitation of the PolyXen Technology in the SIIL Territory in the Field and accordingly SIIL shall indemnify Lipoxen Technologies in the terms of clause 17.5.

PolyXen Improvements

4.8	Lipoxen Technologies shall grant to SIIL, during the term of the licence granted under clause 4.1 of this Agreement and subject to the terms of clause 4.3 of this Agreement, a non-exclusive licence in the SIIL Territory to use any PolyXen Improvements, including any Intellectual Property Rights Controlled by Lipoxen Technologies and Lipoxen PLC relating to the PolyXen Improvements, to research, develop, manufacture and sell products within the Field.

4.9

SIIL may, from time to time, but no more than once in each Calendar year during the term of this Agreement, ask Lipoxen Technologies to provide SIIL with a written report detailing any PolyXen Improvements made or acquired by Lipoxen Technologies during the period since Lipoxen Technologies last sent a report pursuant to this clause. Each report shall contain sufficient details of the PolyXen Improvements to enable SIIL to understand the PolyXen Improvements.

Serum Territory

4.10	The Parties agree that if any country within the Serum Territory adopts a regulatory regime which is equivalent to the regimes of the FDA and/or EMEA, the relevant country shall automatically become a part of the Lipoxen Territory if:-

4.10.1	SIIL is not selling PSA EPO in the relevant country at the time of the adoption of the regulatory regime; or

4.10.2	if SIIL is at the time of the adoption of the regulatory regime selling PSA EPO in the relevant country but thereafter ceases selling PSA EPO in the relevant country as a result of the adoption of the FDA/EMEA style regime in the relevant country.

4.11	The Parties agree that a country shall not become part of the Lipoxen Territory pursuant to clause 4.10.2 until such time that SIIL is obliged to cease selling PSA EPO in the relevant country and the country shall remain part of the SIIL Territory for the duration of any transitional period during which SIIL is allowed to continue to sell PSA EPO in the relevant country despite the adoption of the FDA/EMEA style regime.

4.12	The Parties agree that if a country becomes part of the Lipoxen Territory pursuant to clause 4.10 they will promptly execute a confirmatory document recording the change to the definition of the Lipoxen Territory. For the avoidance of doubt, any delay to the execution of the confirmatory document shall not delay the effect of clause 4.10 which shall become effective pursuant to clause 4.10.1 as soon as the regime is adopted and pursuant to clause 4.10.2 on the date SIIL ceases selling PSA EPO in the relevant country.

5.	Diligence and Development Programme for PSA EPO

Diligence Obligations

5.1	SIIL shall diligently proceed to develop and commercially exploit PSA EPO in the Field to the maximum extent in the SIIL Territory.

5.2	Without prejudice to the generality of SIIL’s obligations under clause 5.1, SIIL shall use its best endeavours to meet the milestones set out in Schedule 12 at the times set out in Schedule 12.

5.3	Without prejudice to Lipoxen’s rights pursuant to clauses 20.2 to 20.6, if any of the Milestones set out in Schedule 12 of this Agreement are delayed in relation to:-

5.3.1

Indication A by more than three months, and such delay is not a result of a force majeure event that falls within the scope of clause 22.1 of this Agreement, Lipoxen Technologies shall have the right to serve written notice on SIIL requiring SIIL to remedy the delay within thirty (30) days. If SIIL does not remedy the delay within the thirty (30) day period Lipoxen Technologies shall be entitled by service of written notice on SIIL to change with immediate effect the PolyXen Licence in relation to Indication A from an exclusive to a non-exclusive licence and thereafter Lipoxen shall be entitled itself or to grant third parties the non-exclusive right to research, develop, manufacture, use, sell and/or supply PSA EPO for use in Indication A in the SIIL Territory; and/or

5.3.2	Indication B, Indication C, Indication D and/or Indication E by more than three months, and such delay is not a result of a force majeure event that falls within the scope of clause 22.1 of this Agreement, Lipoxen Technologies shall have the right to serve written notice on SIIL requiring SIIL to remedy the delay within thirty (30) days. If SIIL does not remedy the delay within the thirty (30) day period Lipoxen Technologies shall be entitled by service of written notice on SIIL terminating this Agreement in relation only to the indication to which the delay relates and the consequences set out in clause 21.1.3 to 21.1.6 shall apply in relation to the indication for which this Agreement has been terminated.

Manufacture of PSA EPO

5.4	SIIL shall at its own cost and expense, develop a manufacturing process and facility that enables SIIL to manufacture PSA EPO meeting the PSA EPO Specification on a commercial scale in accordance with GMP.

5.5	SIIL warrants that it shall at all times comply with all relevant laws regulations, codes of practice, principles and guidelines applicable in SIIL Territory to the manufacturing of PSA EPO, including but not limited to GMP and all relevant regulatory requirements relating to the manufacture of biological medicines. Prior to commencing any pre-clinical trials in relation to PSA EPO, SIIL shall provide evidence to Lipoxen Technologies that it has complied with this clause 5.5.

Clinical Trials - General

5.6	SIIL shall be responsible for conducting at its own cost all pre-clinical and clinical trials which are required to register or obtain marketing authorisations for Licensed Products in the SIIL Territory.

5.7	SIIL shall consult with Lipoxen Technologies in respect of the design of any protocols for clinical trials to be conducted in relation to any Licensed Products. SIIL shall comply with any reasonable proposals made by Lipoxen Technologies in relation to the design of such protocols.

5.8	SIIL shall promptly supply the Results to Lipoxen Technologies in writing. To the extent the Results are not owned by Lipoxen Technologies pursuant to clause 8.3, SIIL grants Lipoxen Technologies a royalty-free, perpetual, exclusive licence (with the right to grant sub-licences) to use the Results in the Lipoxen Territory for regulatory applications, filings and other regulatory purposes. The licence granted under this clause 5.8 shall not enable Lipoxen Technologies (or its sub-licensees) to manufacture Lipoxen Products using SIIL Background IP, which right is set out in clause 7.1 of this Agreement.

5.9	SIIL shall be responsible for:-

5.9.1	obtaining all registrations and approvals from regulatory authorities in the SIIL Territory required in relation to Licensed Products in the SIIL Territory;

5.9.2	complying with all laws and regulations that apply to the Licensed Products in the SIIL Territory; and

5.9.3	the manufacture of all Licensed Products under the GMP and GLP standards that apply in the countries in the SIIL Territory in which Licensed Products are to be sold.

Clinical Trials – the Development Programme

5.10	SIIL shall, at its own cost and expense, carry out in vivo testing, pre-clinical activities (including toxicity studies), Phase I clinical trials, Phase II clinical trials and the Phase III clinical trials in India in relation to PSA EPO in Indication A in accordance with the Timetable, the Development Programme and the PSA EPO Specification. SIIL shall carry out the Clinical Trials through a CRO subject to and in accordance with this clause 5. SIIL shall be responsible for all costs and expenses for conducting the Clinical Trials upto and including Phase III, including the costs and expenses of the CRO.

5.11	SIIL shall at its own cost and expense, at its premises, manufacture sufficient quantities of PSA EPO meeting the PSA EPO Specification for use in the Clinical Trials, at all times in accordance with the Timetable and the Development Programme.

5.12	Prior to commencing the Clinical Trials, SIIL shall demonstrate to the satisfaction of Lipoxen that it is able to manufacture samples of PSA EPO meeting the PSA EPO Specification in accordance with GMP

5.13	SIIL shall keep Lipoxen Technologies fully informed of all decisions it makes and all plans it has to conduct the Clinical Trials. SIIL shall:-

5.13.1	comply with all instructions provided by Lipoxen Technologies in relation to conduct of the Clinical Trials which are reasonably required to ensure that the Clinical Trials are conducted in accordance with all applicable US and European Union laws, regulations, codes of practice, principles and guidelines, including EMEA and FDA requirements, wherever applicable; and

5.13.2	ensure that the Appointed CRO designs and conducts the Clinical Trials in accordance with all applicable US and European Union laws, regulations, codes of practice, principles and guidelines, including EMEA and FDA requirements.

5.14	SIIL shall enter into a written agreement with the Appointed CRO which shall contain all the terms normally found in such an agreement and which shall:-

5.14.1	provide that all Intellectual Property Rights generated pursuant to the Clinical Trials shall be owned either by Lipoxen Technologies and/or SIIL in accordance with the terms of this Agreement;

5.14.2	enable SIIL to comply with its obligations under this Agreement;

5.14.3	be capable of assignment to Lipoxen Technologies, without the prior consent of the Appointed CRO, if this Agreement expires or is terminated by either Party.

5.15	SIIL undertakes to the best of its abilities that:-

5.15.1	the conduct of the Clinical Trials for PSA EPO shall at all times comply with all the advice and instructions received from Lipoxen Technologies;

5.15.2	all relevant data obtained from the Clinical Trials shall be made available to Lipoxen Technologies for the purposes of conducting further clinical trials and/or seeking marketing authorisations in the European Union and the US; and

5.15.3	it will not knowingly conduct, or permit the Appointed CRO to conduct, a Clinical Trial in a manner that is inconsistent with applicable US and European Union laws, regulations, codes of practice, principles and guidelines, including EMEA and FDA requirements.

5.16	SIIL shall procure that the Appointed CRO and any other third party engaged by SIIL in the course of the provision of Services shall be under obligations equivalent to those contained in clause 5.15, provided that the ultimate responsibility and liability for compliance under clause 5.15 shall remain with SIIL.

5.17	SIIL shall obtain Lipoxen Technologies prior written approval of any and all protocols to be used in the Clinical Trials and shall comply with all reasonable instructions of Lipoxen Technologies in relation to such protocols.

5.18	SIIL shall perform the Services:-

5.18.1	in accordance with the Development Programme stated in Schedule 1 of this Agreement ;

5.18.2	to the best of its ability in a professional manner consistent with industry standards;

5.18.3	in accordance with the standard of care customarily observed with regard to such services;

5.18.4	in a timely manner and in accordance with the Timetable;

5.18.5	in accordance with all reasonable instructions received from Lipoxen Technologies;

5.18.6	in compliance with all applicable laws, rules and regulations, including without limitation, where applicable, GMP, current good laboratory practices and GCP.

5.19	SIIL shall be responsible for all risks and liability arising from or in relation to the Clinical Trials and shall maintain appropriate insurance to cover any such liability. SIIL shall, if requested to do so by Lipoxen Technologies, provide evidence to Lipoxen Technologies that it has complied with the terms of this clause 5.19 and shall indemnify Lipoxen Technologies in accordance with clause 17.6.

6.	Lipoxen Territory

6.1	It is the intention of the Parties that Lipoxen shall retain the right to research, develop and exploit PSA EPO in the Lipoxen Territories, and after termination of this Agreement, worldwide.

6.2	Lipoxen shall notify SIIL in writing if it or a Sub-licensee intends to commence marketing or selling Lipoxen Products in a country which falls with the scope of part (b) of the definition of the Lipoxen Territory.

6.3	Lipoxen PLC and Lipoxen Technologies shall keep SIIL fully informed on all material developments relating to the exploitation of PSA EPO in the Lipoxen Territories and shall promptly provide a copy to SIIL of any written agreement entered into between Lipoxen entity and a Sub-licensee relating to PSA EPO. Lipoxen shall be entitled to redact any provisions which are not relevant to the scope and nature of the sub-licence from the relevant licence agreement prior to providing it to SIIL.

6.4	Lipoxen Technologies shall ensure that any agreement it enters into with a Sub-licensee shall prohibit the Sub-licensee on its own or through its Affiliates from:-

6.4.1	actively selling Lipoxen Products in the SIIL Territory; and

6.4.2	using the SIIL Background IP for manufacture of any products other than conjugates of PSA and EPO.

6.5	Subject to clause 6.6, Lipoxen Technologies shall be responsible, at its entire discretion, for all research, development and exploitation of PSA EPO in the Lipoxen Territory including, without limitation:-

6.5.1	any and all applications for marketing authorisations to be made to the regulatory authorities, including EMEA and FDA and obtaining all registrations and approvals from regulatory authorities in the Lipoxen Territory required to sell PSA EPO in the Lipoxen Territory;

6.5.2	other than as set out in clause 5, all pre-clinical and clinical trials required to obtain the registrations and approvals referred to in clause 6.5.1;

6.5.3	subject to clause 6.6, any and all exploitation of PSA EPO in the Lipoxen Territory including, without limitation, negotiations with third parties and the determination of licensing arrangements with third parties for exploitation of PSA EPO in the Lipoxen Territories;

6.5.4	complying with all laws and regulations that apply to PSA EPO in the Lipoxen Territory;

6.5.5	unless PSA EPO was supplied by SIIL, all product liability and insurance relating to PSA EPO supplied in the Lipoxen Territory.

6.6	Lipoxen Technologies hereby agrees to use reasonable commercial efforts to bring in commercial deals which help exploitation of a Successful PSA EPO Product in the Lipoxen Territory within a period of one year from Completion. If Lipoxen Technologies is not able to conclude a commercial deal in relation to a Successful PSA EPO Product within a period of one year from Completion, then SIIL shall have right to start commercial negotiations with third parties for the exploitation of that Successful PSA EPO Product in the Lipoxen Territory. SIIL will not be able to be able to conclude a deal with the third party without the authority of Lipoxen Technologies and SIIL’s involvement in the negotiations will not change the revenue sharing provisions in relation to the Successful PSA EPO Product that are set out in clause 9.4 of this Agreement

6.7	If requested to do so by SIIL, Lipoxen Technologies agrees to enter into good faith negotiations with SIIL regarding the acquisition by SIIL of rights to market PSA EPO in the Lipoxen Territory.

6.8	For the avoidance of doubt, nothing in this Agreement shall prevent SIIL from manufacturing and distributing in the Lipoxen Territory any products that do not incorporate or make use of any of the Lipoxen Technology.

PSA EPO World Wide Rights

6.9	SIIL acknowledges that Lipoxen shall be entitled to negotiate with third parties the right to exploit PSA EPO in all countries of the world except the SIIL Territory. If Lipoxen Technologies wishes to grant a license to a third party for countries forming part of the SIIL Territory then Lipoxen Technologies shall be entitled to negotiate such a license with the prior, written approval of SIIL, which approval shall not be unreasonbly withheld or delayed. In such a case both Lipoxen Technologies and SIIL will discuss the nature of license and the countries which Lipoxen Technologies wishes to licence to such third party as the territory of the third party. Any such discussions may include a consideration of the grant of a non-exclusive license in some countries of SIIL Territory where SIIL has an existing presence. Lipoxen shall immediately notify SIIL in writing if it grants third party rights to PSA EPO in the SIIL Territory and provide a copy to SIIL of the agreement with the third party (the “Third Party Agreement”).

6.10	SIIL agrees that with effect from the commencement date of the Third Party Agreement:-

6.10.1	the SIIL Territory shall be amended pursuant to the agreement entered with the relevant third party;

6.10.2	the revenue sharing provisions set out in clause 9.7 of this Agreement shall apply; and

6.10.3	the provisions of clause 21.1.3 and 21.1.6 shall apply to those countries which are no longer within the SIIL Territory.

First Clinical Trial in Lipoxen Territory

6.11	SIIL has agreed to support the Lipoxen Trials as set out in clauses 6.12 to 6.13 of this Agreement.

6.12	SIIL shall promptly do all acts and provide all information and documents in SIIL’s possession and/or control which are reasonably required by Lipoxen and/or its Sub-licensee in order for Lipoxen and/or its Sub-licensee (or a contract research organisation appointed by Lipoxen or its Sub-licensee) to prepare, submit and gain approval of any CMC Dossier required by a relevant regulatory authority for commencement of a Lipoxen Trial.

6.13	SIIL shall, as and when requested to do so by Lipoxen Technologies after the Effective Date, provide advice to Lipoxen Technologies in relation to the preparation for and execution of the Lipoxen Trials, including advice in relation to the preparation and filing of the technical information required by the relevant regulatory authority in order to commence the Lipoxen Trials. SIIL shall, if possible, procure that the advice provided to Lipoxen pursuant to this clause 6.13 is provided by Dr Sajjad Desai, Assistant Medical Director of SIIL.

7.	Licence of SIIL Background IP

7.1	SIIL grants to Lipoxen Technologies, subject to clause 9.4 and 9.16, an exclusive, irrevocable, licence (with the right to grant sub-licences) to use the SIIL Background IP and the SIIL Foreground IP in the Lipoxen Territory, for the research, development, manufacture, use, sale, supply and other exploitation of conjugates of PSA and EPO.

7.2	The SIIL Licence shall expire on a country by country basis on the later of the following dates:-

7.2.1	the date upon which no Valid Claim exists within the SIIL Background IP and/or SIIL Foreground; and

7.2.2	ten (10) years from the first commercial sale of a Lipoxen Product in the Lipoxen Territory;

and thereafter, on a country by country basis (if applicable) the licence shall be fully paid. For avoidance of doubt, once the licence granted under clause 7.1 is fully paid, Lipoxen Technologies shall be entitled to use and sub-licence the SIIL Background IP and the SIIL Foreground without making any additional payment to SIIL.

7.3	The SIIL Licence shall, for the avoidance of doubt, include the right to use any techniques, assays and cell lines used by SIIL in the development and/or manufacture of PSA EPO and components of PSA EPO, including, subject to clause 19.8, the Serum Cell Line.

7.4	SIIL acknowledges that as at the Effective Date, SIIL has not carried out a transfer of technology which would enable Lipoxen to fully exploit the SIIL Licence and that Lipoxen does not have physical possession of the Serum Cell Line. From time to time in the circumstances set out in clause 14.15 of this Agreement and/or on expiry or termination of this Agreement, at Lipoxen’s request, SIIL will immediately disclose and/or transfer to Lipoxen, its Sub-licensee and/or an appointed representative of Lipoxen or its Sub-licensee (which representative shall be suitably skilled in the manufacture of pharmaceuticals), in accordance with the terms of clause 19, all information, know how and materials (including samples of the cell lines referred to in clause 7.3) that are reasonably required solely to enable Lipoxen and/or its Sub-licensee to manufacture, store and handle Serum EPO and/or PSA EPO, to exploit the SIIL Licence and to exploit its rights to Joint Foreground under clause 8.7.

7.5	SIIL shall notify Lipoxen in writing of any and all components, including any raw materials used in manufacture, of PSA EPO that are supplied to SIIL by a third party supplier. The notice shall include details of the components, details of the third party supplier and details of the terms upon which the components are supplied to SIIL. SIIL shall at the written request of Lipoxen use its reasonable endeavours to secure a supply arrangement on reasonable commercial terms between Lipoxen and/or its Sub-licensee and the third party supplier used by SIIL in relation to any such components.

7.6	SIIL shall notify Lipoxen Technologies in writing of any SIIL Background IP that is licensed to SIIL and shall, if requested to do so by Lipoxen Technologies, provide a copy of the relevant licence agreement to Lipoxen Technologies and/or its Sub-licensees, provided that SIIL shall be entitled to redact any provisions which are not relevant to the scope and nature of the licence from the relevant licence agreement prior to providing it to Lipoxen.

7.7	For the avoidance of doubt, Lipoxen acknowledges that:-

7.7.1	neither it nor its Sub-licensees shall be entitled to sell or supply EPO which has not been conjugated to PSA and which has been made using the Serum Cell Line; and

7.7.2	if Lipoxen grants any sub-licence of the rights granted to it under clause 7.1 of this Agreement to a Sub-licensee, the agreement between Lipoxen and its Sub-licensee shall provide that any such sub-licence shall terminate on expiry or termination of the relevant Sub-licensee’s right to use the PolyXen Technology.

8.	Foreground

8.1	Any and all Foreground that relates specifically to the Serum Cell Line and/or Serum EPO shall belong to SIIL.

8.2	Any and all trade marks, brand names, labels, literature, product inserts or get-ups created by SIIL for use in relation to Licensed Products shall belong to SIIL provided that SIIL shall not anywhere in the world use the trade mark EREPOXEN or any trade mark which is confusingly similar to it.

8.3	Any and all Foreground that relates specifically to the Lipoxen Technology shall belong to Lipoxen Technologies. Any and all trade marks, brand names, labels, literature, product inserts or get-ups created by Lipoxen for use in relation to Lipoxen Products, including the brand name EREPOXEN, shall belong to Lipoxen Technologies.

8.4	Any Foreground that is not owned by either Party pursuant to clauses 8.1 to 8.3, including any Foreground which relates exclusively to the conjugation of PSA and EPO and which relates exclusively to the PSA EPO conjugate, shall be owned jointly by the Parties. Subject to clause 8.5, the Parties shall collaborate to agree the appropriate method for the protection, development and exploitation of the Joint Foreground. For the avoidance of doubt, if any Foreground relates to the PolyXen Technology and can be used in relation to PSA EPO but also has general applicability to molecules other than EPO, it shall be owned by Lipoxen pursuant to clause 8.3 above.

8.5	Lipoxen Technologies shall have sole conduct and control of any and all patent applications made in respect of the Joint Foreground which shall be filed in the joint names of Lipoxen Technologies and SIIL. It shall submit to SIIL a draft for its perusal at least sixty (60) days (or such shorter period as is necessary in Lipoxen’s reasonable opinion to enable Lipoxen Technologies to protect the relevant invention) before filing the same with the relevant patent authorities. The cost of any such patent applications (and the cost of maintaining any patents granted in respect thereof) shall be:-

8.5.1	borne by Lipoxen Technologies in relation to patents and patent applications in the Lipoxen Territory; and

8.5.2	shared equally by the parties in relation to patents and patent applications in the SIIL Territory.

8.6	Lipoxen Technologies shall consult regularly with SIIL in relation to the patents and patent applications referred to in clause 8.5 and shall comply with all reasonable suggestions made by SIIL in relation to the prosecution of such patent applications. SIIL shall provide Lipoxen Technologies with all assistance reasonably required by it in relation to the prosecution and maintenance of the patents and patent applications referred to in clause 8.5.

8.7	For the avoidance of doubt, the parties agree that Lipoxen Technologies shall have the royalty free right to use and exploit (which shall include the right to grant licences to third parties without the consent of SIIL) the Joint Foreground in the Lipoxen Territory and, after termination or expiry of the Agreement, worldwide.

8.8	For the avoidance of doubt, the parties agree that for the term of this Agreement, subject to clause 8.9, SIIL shall have the royalty free right to use and exploit the Joint Foreground in the SIIL Territory to the extent such use and exploitation is required to enable SIIL to exploit the PolyXen Licence and the licence granted to SIIL under clause 14.17 of this Agreement, but SIIL agrees that it shall not be able to grant third parties the right to use or exploit (by licence of otherwise) the Joint Foreground in any country of the world without the prior written consent of Lipoxen.

8.9	The parties agree that SIIL shall have a non-exclusive, perpetual, royalty free right in the SIIL Territory to use the Joint Foreground in relation to any process used by SIIL to manufacture products containing PSA where the PSA is a naturally occurring part of the product which has not been added to the product by conjugation, genetic engineering or otherwise for the purposes of achieving, directly or indirectly, any or all of the objectives of the PolyXen Technology.

9.	Royalties

SIIL Royalties to Lipoxen

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Lipoxen Royalties to SIIL

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SIIL’s Option to Capitalise its Rights

9.8	The parties agree that at any time after the commencement by Lipoxen PLC and/or Lipoxen Technologies of a Phase IIa clinical trial in relation to a Lipoxen Product but before the commencement of a Phase IIb clinical trial by Lipoxen Technologies and/or Lipoxen PLC relating to a Lipoxen Product (the “Option Period”), SIIL shall be entitled to serve written notice on Lipoxen Technologies requiring Lipoxen PLC to capitalise SIIL’s rights under clause 9.4 in accordance with the provisions set out in clauses 9.9 to 9.14 below. Lipoxen shall keep SIIL fully informed in respect of the status of the clinical trials referred to in this clause 9.8 so that SIIL has sufficient time to exercise its option of capitalisation as envisaged herein. Commencement of a clinical trial for this purpose shall mean the actual administration of the PSA EPO doses to humans admitted to the relevant clinical trial.

9.9	Any notice served by SIIL pursuant to clause 9.8 (the “Option Notice”) must be received by Lipoxen PLC during the Option Period. If Lipoxen does not receive a notice from SIIL during the Option Period then SIIL’s right under clause 9.8 shall expire.

9.10	If within ninety (90) days of receipt of the Option Notice Lipoxen enters into a licence agreement with a Sub-licensee in relation to all of the Lipoxen Territory, SIIL’s rights under clause 9.8 shall expire and no further action shall be taken by either party pursuant to clauses 9.12 to 9.15 below and in such case clause 9.4.2 shall be applied [***]. If Lipoxen does not enter into a licence agreement with a Sub-licensee in the ninety day period, the parties agree that the procedure set out in clauses 9.11 to 9.15 shall apply.

9.11	The parties shall be entitled to appoint an expert in accordance with the procedure set out in Schedule 21 of this Agreement, the cost of which shall be borne entirely by SIIL, to determine the hypothetical value that would have been achieved by Lipoxen if, on the date the expert issues his opinion, Lipoxen had granted a third party an exclusive licence in the entire Lipoxen Territory of Lipoxen’s rights in relation to PSA EPO. The expert appointed pursuant to this clause 9.11 shall be required to assess the value of the exclusive licence based on market practice and in terms of, and by apportioning the hypothetical consideration due to Lipoxen between, up-front licence fees to be paid on signature of the hypothetical licence agreement and milestones payable on the achievement of clinical development and regulatory approval of Lipoxen Products (the “Hypothetical Licence Fee”). The parties agree that for the purposes of this clause 9.11, the expert shall not be entitled to attribute any value to, and shall ignore for the purposes of determining the Hypothetical Licence Fee:-

9.11.1	any hypothetical consideration that might be due to Lipoxen after regulatory approval of a Lipoxen Product, for example milestones due on the achievement of any commercial milestones such as first sale of a Lipoxen Product; and

9.11.2	any hypothetical royalties that might become due to Lipoxen on sale of Lipoxen Products by the hypothetical sub-licensee.

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9.16	The parties agree that, following a determination by the expert in accordance with clause 9.11, if Lipoxen thereafter successfully completes a phase II clinical trial in relation to a Lipoxen Product, Lipoxen shall use “Diligent and Reasonable Efforts” to:- (a) commence a phase III clinical trial in relation to the Lipoxen Product; or (b) out-licence its rights in relation to the Lipoxen Product to a third party. If at any time after expiry of the eighteen month period following completion of a successful phase II clinical trial in relation to a Lipoxen Product, SIIL can prove that Lipoxen has not fulfilled its obligation to use Diligent and Reasonable Efforts to achieve the objective described in this clause 9.16, SIIL’s only remedy under this clause 9.16 shall be, by service of thirty days (30) notice in writing to Lipoxen, to terminate the licence granted to Lipoxen under clause 7.1. In the event to termination of by Serum of the licence under clause 7.1:-

9.16.1	SIIL will not be obliged to repay to Lipoxen any share of the Capitalisation Payment received by SIIL prior to the date of termination; and

9.16.2	termination of the licence shall not affect any other provisions of this Agreement which shall continue to have full force and effect.

For the purposes of this clause 9.16:-

9.16.3	successful completion of a phase II clinical trial shall mean generation and receipt by Lipoxen of data from a phase II clinical trial conducted by or on behalf of Lipoxen in relation to a Lipoxen Product which would support the commencement of an EMEA or FDA regulated phase III clinical trial in relation to the Lipoxen Product without any objections being raised by the relevant regulatory authority; and

9.16.4	“Diligent and Reasonable Efforts” shall mean exerting such effort and employing such resources as would normally be exerted or employed by a reasonable third party for a product of similar market potential at a similar state of its product life, taking into account the competitiveness of the relevant marketplace, the proprietary and development positions of third parties, the regulatory structure involved, and the profitability of the product, when utilising sound and reasonable scientific, business and medical practice and judgment in order to develop a product in a timely manner and maximise the economic return to the parties form its commercialization.

10.	Records and Inspections

10.1	During the term of this Agreement and for a period of three years thereafter, SIIL shall keep at its normal place of business detailed and up to date records and accounts showing:- (a) the quantity, description and value of Licensed Products and Supply Products supplied by SIIL in each country, and (b) all sums paid to Lipoxen by SIIL, and to SIIL by a Customer, in each case during the previous three years. SIIL shall ensure that such records and accounts are sufficient to ascertain the royalties and other sums due under this Agreement.

10.2	SIIL shall make its records and accounts available, on reasonable notice, for inspection during business hours by an independent chartered accountant nominated by Lipoxen and reasonably acceptable to SIIL for the purpose of verifying the accuracy of any statement or report given by SIIL to Lipoxen under this Agreement and SIIL’s compliance with the terms of this Agreement. The accountant shall be required to keep confidential all information learnt during any such inspection, and to disclose to Lipoxen only such details as may be necessary to report on the accuracy of SIIL’s statement or report and/or SIIL’s compliance with the terms of this Agreement, a copy of which shall be given to SIIL. Lipoxen shall be responsible for the accountant’s charges unless the accountant certifies that there is an inaccuracy of more than 5 per cent in any royalty statement or other payment, in which case SIIL shall pay his charges in respect of that inspection.

10.3	SIIL shall on reasonable notice, of at least one week (or shorted if required for regulatory purposes) grant to a representative of Lipoxen Technologies access to SIIL’s premises where any Supply Products (or materials for Supply Products) are made, tested, inspected, labelled, packaged or stored and shall provide such information and explanations as that representative shall require to verify SIIL’s compliance with the terms of this Agreement. Any such inspections shall be for the purpose of auditing and this shall not relieve SIIL of any responsibility or liability.

10.4	During the term of this Agreement and for a period of three years thereafter, Lipoxen Technologies shall keep at its normal place of business detailed and up to date records and accounts showing the quantity, description and value of Lipoxen Products supplied by Lipoxen Technologies in each country during the previous three years. Lipoxen Technologies shall ensure that such records and accounts are sufficient to ascertain the royalties and other sums due under this Agreement.

10.5	Lipoxen Technologies shall make its records and accounts available, on reasonable notice, for inspection during business hours by an independent chartered accountant nominated by SIIL and reasonably acceptable to Lipoxen Technologies for the purpose of verifying the accuracy of any statement or report given by Lipoxen to SIIL under this Agreement and any payments made by Lipoxen under clause 9.4 of this Agreement. The accountant shall be required to keep confidential all information learnt during any such inspection, and to disclose to SIIL only such details as may be necessary to report on the accuracy of Lipoxen’s statement or report and/or payments made under clause 9.4 of this Agreement. SIIL shall be responsible for the accountant’s charges unless the accountant certifies that there is an inaccuracy of more than 5 per cent in any royalty statement or other payment, in which case Lipoxen Technologies shall pay his charges in respect of that inspection.

10.6	If any inspection of records demonstrates a shortfall in sums due to a Party compared to sums actually paid to a Party, the payer shall immediately pay the shortfall to the payee.

11.	Reporting

Reporting - General

11.1	During the term of this Agreement and on expiry or termination, SIIL shall provide Lipoxen with a written report (which may be sent by email) from time to time setting out the results of all research and development carried out by SIIL using the Licensed Rights.

11.2	During the term of this Agreement, SIIL shall provide to Lipoxen Technologies an annual written development plan, showing all past, current and projected activities taken or to be taken by SIIL to bring Licensed Products to market and to maximise the sale of Licensed Products in the SIIL Territory. Lipoxen Technologies receipt or approval of any such plan shall not be taken to waive or qualify SIIL’s obligations under clauses 5.1 and 5.2.

11.3	SIIL shall immediately notify Lipoxen Technologies by telephone, confirmed by fax or email, if it becomes aware of any problems that are likely to significantly delay the achievement of the milestones set out in Schedule 12.

11.4	Each of the parties shall, from time to time, but no more than once every six months during the term of this Agreement, be entitled to request that the other party provides to it a written report detailing any Foreground and/or PSA Foreground made or acquired by the other party during the period since other party last sent a report pursuant to this clause. Each report shall contain sufficient details of the Foreground and/or the PSA Foreground to enable the other party to:- (a) understand it; and (b) to the extent a party has ownership rights to it or a right to a licence under this Agreement in relation to it, to implement it.

Reporting – Clinical Trials

11.5	SIIL shall and shall procure that the Appointed CRO shall, during the term of this Agreement:-

11.5.1	keep detailed written records of its progress with the Services and, at the request of Lipoxen Technologies, promptly provide Lipoxen Technologies with access to and/or copies of such records;

11.5.2	supply to Lipoxen Technologies on a regular basis (and no less than once each Quarter) with an interim report describing the progress of the Services including, without limitation, details of all material Foreground which has been made or which has come to its attention and containing recommendations regarding the future progress of the Services;

11.5.3	notwithstanding clause 11.5.2 above, keep Lipoxen Technologies fully informed of the progress of the Services and of all arising Foreground;

11.5.4	immediately notify Lipoxen Technologies in writing if there is an unexpected technical or scientific problem which makes it impossible to achieve or is likely to cause a material delay to the Services, including any adverse events arising pursuant to the Clinical Trials.

11.6	SIIL has prior to the Effective Date provided to Lipoxen Technologies a set of the information described in Schedule 14 of this Agreement. SIIL agrees that SIIL will promptly provide to Lipoxen Technologies in writing details of any updates to the information described in Schedule 14 so that Lipoxen Technologies at all times possesses the relevant information in its most up to date form.

11.7	SIIL will allow, and/or will procure that the Appointed CRO will allow, Lipoxen Technologies and/or its employees to:-

11.7.1	visit SIIL’s facilities and/or the Appointed CRO’s facilities; and

11.7.2	to review SIIL’s and/or the Appointed CRO’s records at reasonable times and with reasonable frequency during normal business hours to:-

11.7.2.1	verify compliance by SIIL and/or the Appointed CRO with clauses 5.11, 5.13 and 5.15; and/or

11.7.2.2	observe the progress of the Services.

11.8	SIIL shall procure that the Appointed CRO shall update Lipoxen on the progress of the Clinical Trials on a monthly basis via a telephone conference call with Lipoxen. SIIL shall be notified of the time of the call and will be entitled to appoint a representative to participate on the call.

12.	Patent Notifications

Except as otherwise instructed by Lipoxen Technologies from time to time, SIIL shall procure that the following notice is included on each Licensed Product and in any information leaflet supplied with each Licensed Product in a reasonably clear, readable and conspicuous manner:

“This product has been formulated using technology licensed from Lipoxen Technologies and is protected by the following patents [insert the registration numbers of the relevant Lipoxen Patents covering the country of sale].”

13.	Infringement of the Lipoxen Patents

13.1	Each of the Parties shall promptly notify the other with such details as it has in its possession of all Infringements as and when it becomes aware of an Infringement.

13.2	Lipoxen Technologies may in its sole discretion and at its own cost have the right to take action to prevent Infringements, including but not limited to conducting infringement proceedings in its own name.

13.3	SIIL shall provide Lipoxen Technologies with such assistance as Lipoxen may reasonably request in connection with any proceedings referred to in clause 13.2. Lipoxen Technologies shall pay SIIL’s reasonable out-of-pocket expenses properly incurred in providing the requested assistance.

13.4	If Lipoxen decides not to initiate or prosecute proceedings against any Infringer then SIIL may at its sole discretion and at its own cost and expense take proceedings (or continue any existing proceedings commenced by the Lipoxen Technologies) against such Infringer.

14.	SIIL Supply Obligations

14.1	SIIL agrees to supply the Supply Products to Customers in accordance with the terms of this Agreement.

14.2	SIIL acknowledges that its right to supply the Supply Products to Customers is non-exclusive and that:-

14.2.1	in accordance with the scope of the licence set out in clause 14.21, Lipoxen and/or Customers may manufacture themselves, and/or appoint a third party to manufacture and supply, PSA;.

14.2.2	in accordance with the scope of the SIIL Licence and subject to the restrictions in clause 7, Lipoxen and/or Customers may manufacture themselves and/or appoint a third party to manufacture and supply to them, EPO for conjugation to PSA; and/or

14.2.3	Lipoxen and/or Customers may carry out the manufacture of PSA EPO from PSA and EPO, or appoint a third party to do so on their behalf.

14.3	SIIL shall only be entitled to supply:-

14.3.1	PSA to Lipoxen Technologies and/or to third parties that have entered into agreements with Lipoxen Technologies granting such third parties rights to use the PolyXen Technology;

14.3.2	PSA EPO in the Lipoxen Territories to Lipoxen Technologies and/or to third parties that have entered into agreements with Lipoxen Technologies granting such third parties rights to use the PolyXen Technology in relation to PSA EPO.

14.4	In response to Orders, SIIL shall manufacture and supply to Customers, Supply Products:-

14.4.1	in accordance with the terms of this Agreement;

14.4.2	in accordance with the relevant Product Specification relating to the relevant Supply Product;

14.4.3	in accordance with FDA and all other applicable codes of practice, guidelines, standards, regulations and anything of similar effect, in each case relating to the Supply Product, including GMP;

14.4.4	subject to clause 14.5, in accordance with the reasonable requirements of Customers and any additional supply and quality terms agreed between SIIL and a Customer.

14.5

If Customers make a material change to the relevant Product Specification, SIIL shall only be obliged to use its best endeavours to customise the Supply Product to meet those requirements and thereafter supply the modified Supply Products on the same terms (except as to price in relation to which see paragraph 12 of Schedule 23). Lipoxen Technologies shall provide to SIIL any and all know-how in Lipoxen Technologies possession and/or control which is reasonably required by SIIL to manufacture variations to the Product Specifications. SIIL shall not be liable for failure to supply Supply

Products in cases where there has been a material change to the Product Specification and, using its best endeavours, SIIL could not have been expected to produce the modified Supply Product in accordance with the terms of this Agreement.

14.6	The parties agree that the Supply Products shall be supplied by SIIL in accordance with the terms set out in Schedule 23 of this Agreement and other terms contained in the agreements to be entered with Customers and Sub-licensees.

Supply of Supply Products to Lipoxen

14.7	SIIL agrees that for each new partner with which Lipoxen Technologies commences an evaluation of the PolyXen Technology and/or for each new product for which Lipoxen Technologies commences an evaluation of the PolyXen Technology (whether on its own behalf or with a new or existing partner), notwithstanding the provisions of paragraph 11 of Schedule 23 [***]

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14.8	[***]

Nature of Supply Arrangements

14.9	As stated in clause 14.2 above, the parties acknowledge that the supply arrangements set out in this Agreement are non-exclusive in nature. Lipoxen Technologies shall use its reasonable endeavours to promote SIIL as a supplier of PSA to Customers but such Customers shall not be obliged to purchase their requirements of PSA from SIIL.

14.10	Lipoxen does not guarantee that Customers will place Orders with SIIL or that Customers will place orders to any particular value.

14.11	Each Order shall be subject to the terms and conditions of this Agreement (including the terms in Schedule 23) and in relation to each Customer, the terms and conditions in any other agreements between SIIL and that Customer.

14.12	If a Customer wishes to purchase a Supply Product direct from SIIL rather than placing Orders through Lipoxen Technologies, SIIL agrees to enter into supply agreements with such Customers on terms which are no less favourable than those set out in this Agreement, with the exception of the terms relating to price set out in paragraph 11 of Schedule 23 and Schedule 15, which each Customer (other than Lipoxen Technologies) will need to agree with SIIL on a case by case basis.

14.13	If SIIL enters into any agreement with a Customer this shall not create any obligation or liability for Lipoxen, nor shall it detract from the rights of Lipoxen under this Agreement. All agreements with Customers shall be separate agreements and shall not render any Customer responsible for the acts and omissions of other Customers nor shall a breach of or a termination by one Customer affect agreements between SIIL and other Customers. Notwithstanding the above, SIIL shall have an obligation to Lipoxen to enter into and to comply with the terms of agreements between SIIL and Customers.

14.14	SIIL shall not supply Supply Products to third parties who are not Customers save to the extent that SIIL is expressly licensed to do so under a separate agreement.

EPO and PSA EPO Technology Transfer

14.15	SIIL acknowledges that if any of the following circumstances apply, Lipoxen Technologies and/or its Customer shall be entitled to call for a transfer of technology pursuant to clause 7.4, which shall be carried out by SIIL in accordance with clause 19, to enable Lipoxen Technologies and/or its Customer (and/or a third party on behalf of Lipoxen Technologies and/or its Customer) to manufacture, store and handle:- (a) EPO (only for conjugation with PSA); and/or (b) PSA EPO:-

14.15.1	if SIIL fails to manufacture EPO and/or PSA EPO in accordance with the relevant Product Specification and/or specifications provided by the Customer, subject to clause 14.5 above and provided that those specifications are reasonable;

14.15.2	if SIIL cannot supply EPO and/or PSA EPO in countries required by Customers within a reasonable time;

14.15.3	if a Customer wishes itself to manufacture EPO for conjugation with PSA and/or to manufacture PSA EPO;

14.15.4	if a Customer wishes to use a third party to manufacture on behalf of the Customer EPO for conjugation with PSA and/or PSA EPO; and/or

14.15.5	if SIIL is otherwise unable to meet the requirements of Customers in relation to EPO and/or PSA EPO; and/or

14.15.6	on expiry or termination of this Agreement.

Licence of PSA Technology

14.16	The specification of the cell line used by Lipoxen to manufacture PSA is set out in Schedule 16 of this Agreement. SIIL acknowledges that Lipoxen has provided SIIL with a sample of the cell line described in Schedule 16.

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14.18	SIIL shall not be entitled to sub-licence, sub-contract or otherwise transfer its rights under the licence set out in clause 14.17 to any person.

14.19	SIIL acknowledges that prior to the Effective Date Lipoxen Technologies has supplied SIIL with any and all PSA Know How which is reasonably required to enable SIIL to exercise its rights under this Agreement based on which SIIL has manufactured and supplied PSA to Lipoxen Technologies, which has been duly accepted and used by Lipoxen Technologies in its research. SIIL may, from time to time, but no more than once in each Calendar year during the term of this Agreement, ask Lipoxen Technologies to provide SIIL with a written report detailing any PSA Improvements made or acquired by Lipoxen Technologies during the period since Lipoxen Technologies last sent a report pursuant to this clause. Each report shall contain sufficient details of the PSA Improvements to enable SIIL to understand the PSA Improvements

Licence of SIIL PSA IP

14.20	[***]

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14.22	The licence set out in clause 14.21 shall commence on the Effective Date but shall not be exercised by Lipoxen Technologies until such time as:-

14.22.1	SIIL fails to manufacture PSA in accordance with the relevant PSA Specification and/or specifications provided by Customers, subject to clause 14.5 above and provided that those specifications are reasonable;

14.22.2	SIIL cannot supply PSA manufactured in countries required by Customers within a reasonable time;

14.22.3	a Customer wishes to manufacture PSA itself or have PSA manufactured by a third party for use by the Customer;

14.22.4	SIIL is otherwise unable to meet the requirements of Customers in relation to PSA; and/or

14.22.5	this Agreement expires or terminates.

PSA Technology Transfer

14.23	SIIL shall on termination or expiry of this Agreement and/or from time to time on receipt of written notice from Lipoxen Technologies that Lipoxen Technologies has exercised the licence set out in clause 14.21, in accordance with clause 19, if requested to do so in writing by Lipoxen Technologies, promptly transfer to Lipoxen or to a relevant Customer and/or the appointed representative of Lipoxen or the Customer, any and all:-

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PSA Foreground

14.24	The Parties agree that the PSA Foreground shall be jointly owned by SIIL and Lipoxen Technologies. Both the parties assign to SIIL and Lipoxen Technologies as tenants in common in equal shares all its right, title and interest in the PSA Foreground, together with all associated rights and remedies, including the right to take action against existing and past infringers. This assignment shall be both a present and future assignment and to the extent that this clause does not operate to assign any property, then each party shall hold that property in trust for SIIL and Lipoxen and shall do everything within its power to effect the arrangement that is closest to an assignment without delay.

14.25	Subject to clauses 14.26 to 14.29, the parties shall collaborate to agree the appropriate method for the protection, development and exploitation of the PSA Foreground.

14.26	Lipoxen Technologies shall be responsible for managing any Intellectual Property Rights relating to the PSA Foreground that are owned by SIIL and Lipoxen Technologies as tenants-in common. Lipoxen Technologies may file (in the joint names of Lipoxen Technologies and SIIL), prosecute and maintain such patent applications in its own name as it considers reasonably necessary. The application and prosecution costs of any such patent applications (and the cost of maintaining any patents granted in respect thereof) shall be shared equally between the parties. If Lipoxen Technologies chooses not to file or prosecute a patent application or to maintain a granted patent as stated in this clause, then SIIL may choose to file and prosecute the patent application and/or maintain the patent and each party shall be responsible for half (50%) of the costs and expenses incurred in connection with the filing, prosecution and maintenance.

14.27	Lipoxen Technologies shall consult regularly with SIIL in relation to the patents and patent applications referred to in clause 14.26 and shall comply with all reasonable suggestions made by SIIL in relation to the prosecution of such patent applications. SIIL shall provide Lipoxen Technologies with all assistance reasonably required by Lipoxen in relation to the prosecution and maintenance of the patents and patent applications referred to in clause 14.26. Lipoxen Technologies shall provide SIIL a draft of any patent application to be filed under this clause at least 60 days (or such shorter time as is reasonably required in Lipoxen’s reasonable opinion to enable Lipoxen to protect the invention which is the subject of the patent application) before the filing so that SIIL can review the same and contribute.

14.28	For the avoidance of doubt, the parties agree that Lipoxen Technologies, subject to clause 14.22, shall be entitled during the term of this Agreement and thereafter to use and exploit (which shall include the right to grant licences to third parties worldwide without the consent of SIIL) the PSA Foreground, royalty free, worldwide.

14.29	For the avoidance of doubt, the parties agree that SIIL rights to use the PSA Foreground shall be solely as set out in clause 14.17 of this Agreement and clause 14.30 below.

14.30	The parties agree that SIIL shall have a non-exclusive, perpetual, royalty free right in the SIIL Territory to use the PSA Foreground in relation to any process used by SIIL to manufacture products containing PSA where the PSA is a naturally occurring part of the product which has not been added to the product by conjugation, genetic engineering or otherwise for the purposes of achieving, directly or indirectly, any or all of the objectives of the PolyXen Technology.

Master Cell Banks

14.31	SIIL shall create, maintain and lodge with at least one independent third party Master Cell Banks in relation to the EPO Cell Line and the PSA Cell Line.

14.32	SIIL shall provide written details to Lipoxen of the third party with whom the Master Cell Banks are lodged and evidence that SIIL has complied with all regulatory requirements relating to the creation and maintenance of a Master Cell Bank.

15.	Payment Terms

15.1	All sums due under this Agreement:

15.1.1	are exclusive of Value Added Tax or any other sales tax or duties, which if and where applicable will be paid by the payee to the payee in addition to any sum in respect of which they are calculated;

15.1.2	shall be paid in US dollars to the credit of the payee’s bank account, details of which shall be notified to the payer as and when necessary;

15.1.3	shall be made without deduction of income tax or other taxes charges or duties that may be imposed, except insofar as the payer is required to deduct the same to comply with applicable laws. The Parties shall co-operate and take all steps reasonably and lawfully available to them, at the expense of the payee, to avoid deducting such taxes and to obtain double taxation relief. If the payer is required to make any such deduction it shall provide the payee with such certificates or other documents as it can reasonably obtain to enable the payee to obtain appropriate relief from double taxation of the payment in question; and

15.1.4	shall be made by the due date, failing which the payee may charge interest on any outstanding amount on a daily basis at a rate equivalent to 2% (two per cent) above the London Inter-Bank Offer Rate (6 months).

15.2	If any payments due under this Agreement are calculated as a percentage of sums received or invoiced by a Party and a Party receives such a sum in a currency other than US dollars, payments due under this Agreement shall first be calculated in the currency in which such sum is invoiced and/or received and then converted into equivalent US dollars at the buying rate of such other currency as quoted by Citibank in London as at the close of business on the day upon which the payment relating to such sum is due under this Agreement or, if earlier, the day upon which such payments are made to the other Party.

15.3	If at any time during the continuation of this Agreement a payer is prohibited from making any of the payments required hereunder by a governmental authority in any country then the payer will within the prescribed period for making the said payments in the appropriate manner use its best endeavours to secure from the proper authority in the relevant country permission to make the said payments and will make them within 7 (seven) days of receiving such permission. If such permission is not received within 30 (thirty) days of the payer making a request for such permission then, at the option of the payee, that payer shall deposit the payments due in the currency of the relevant country either in a bank account designated by the payee within such country or such payments shall be made to an associated company of the payee designated by the payee and having offices in the relevant country designated by the payee.

15.4	The Parties agree that each party shall be responsible for paying any taxes arising pursuant to or in relation to this Agreement for which the party is primarily liable.

16.	Warranties

Lipoxen Technologies Warranties

16.1	Lipoxen Technologies warrants to SIIL that at the Effective Date:

16.1.1	Lipoxen Technologies owns the PolyXen Patents existing at the Effective Date;

16.1.2	Lipoxen Technologies has the right to grant the PolyXen Licence;

16.1.3	so far as Lipoxen Technologies is actually aware, use of the Polyxen Technology and PolyXen Patents in the SIIL Territory in accordance with the terms of this Agreement will not infringe the Intellectual Property Rights of a third party;

16.1.4	Lipoxen Technologies has not committed any act that would render any of the PolyXen Patents invalid or that would prevent the PolyXen Patents from proceeding to grant:

16.1.5	Lipoxen Technologies has not disclosed any material PolyXen Know How to a third party other than subject to a confidentiality agreement; and

16.1.6	Lipoxen Controls the PSA Cell Line and PSA Know-How.

16.2	All statements, representations, warranties, terms and conditions (whether express or implied) as to the suitability and/or usefulness of the Licensed Rights for any particular purpose including without limitation the development of Licensed Products and/or the manufacture of PSA are hereby excluded to the maximum extent permissible by law.

16.3	Without prejudice to the generality of clause 16.2 and subject to the express warranties given in clause 16.1, Lipoxen does not give any warranty, representation or undertaking:

16.3.1	as to the efficacy, usefulness, safety or commercial or technical viability of the Lipoxen Technology and/or any products made or processes carried out using the Lipoxen Technology;

16.3.2	as to the volumes or quality of the Licensed Products and/or PSA which may be manufactured through use of the Lipoxen Technology;

16.3.3	that any of the PolyXen Patents or PSA Patents are or will be valid or that any of the patent applications that comprise part of the PolyXen Patents or PSA Patents will proceed to grant;

16.3.4	that all or any part of the PolyXen Know How and/or PSA Know How is confidential and is not otherwise available to the public.

SIIL Warranties

16.4	SIIL undertakes and warrants to Lipoxen that:-

16.4.1	prior to the Effective Date, it has complied with the terms of clause 4.5, 5.2 and 5.4 of the Supplementary Agreement and it will, after the Effective Date, at all times comply with clauses 5.10, 5.13 and 5.15 of this Agreement;

16.4.2	it shall ensure that it is able to comply with the provisions relating to ownership of the Foreground and the PSA Foreground set out in clauses 8 and 14.24 of this Agreement;

16.4.3	it has the right to grant the SIIL Licence and the licence set out in clause 14.21 of this Agreement;

16.4.4	exercise of the SIIL Licence and the licence set out in clause 14.21, including the use by Lipoxen and/or its Sub-licensee of the Serum Cell Line to manufacture Serum EPO, will not, so far as SIIL is aware, infringe the property or Intellectual Property Rights of a third party;

16.4.5	it acquired the rights to and in the Serum Cell Line pursuant to the [***] and [***] had the right to transfer the Serum Cell Line to SIIL in accordance with the terms of the [***];

16.4.6	SIIL is not in breach of the terms of the [***]. [***] has no right to call for the return of the Serum Cell Line to [***] and will not, as a result of the terms of this Agreement and the implementation thereof, have a right to call for the return of the Serum Cell Line to [***];

16.4.7	SIIL has itself developed the process and know how for the fermentation of the Serum Cell Line and manufacture of the Serum EPO and it does not require a licence from a third party to use the process and/or know how;

16.4.8	Schedule 18 of this Agreement contains a complete and full description of any Intellectual Property Rights owned by or licensed to SIIL relating to the Serum EPO, PSA EPO and the Serum Cell Line;

16.4.9	there is nothing, by way of contractual restrictions owed to third parties or otherwise, that would prevent SIIL from granting a licence to Lipoxen and/or its Sub-licensees of any of the Intellectual Property Rights set out in Schedule 18;

16.4.10	prior to the Effective Date SIIL has disclosed to Lipoxen any and all licence agreements to which SIIL is a party and which relate to the Serum Cell Line, Serum PSA and/or PSA EPO;

16.4.11	prior to the Effective Date SIIL has complied with the provisions of clauses 7.5 and 7.7 of this Agreement;

16.4.12	it has the right to enter into this Agreement and will not be in breach of any agreement with a third party as a result of entering into this Agreement;

16.4.13	as at the Effective Date, all of the Intellectual Property Rights which it owns, controls or uses under licence that are necessary or desirable for the manufacture of PSA that are set out in Schedule 19;

16.4.14	Schedule 20 sets out a list of all Intellectual Property Rights owned, controlled or created by SIIL in the course of the Development (as defined in the DMA).

17.	Limitation of Liability and Indemnity

17.1	SIIL shall assume all risks associated with the development, manufacture, use and supply of Licensed Products in the SIIL Territory and Supply Products world-wide and shall be responsible for all third party claims relating to the Licensed Products and Supply Products including, but not limited to, claims based upon product liability laws.

17.2	SIIL acknowledges that the Lipoxen Technology is at an early stage of development. Accordingly, specific results cannot be guaranteed and any results, materials, information or other items (together “Delivered Items”) provided under this Agreement are provided “as is” and without any express or implied warranties, representations or undertakings. As examples, but without limiting the foregoing, Lipoxen does not give any warranty that Delivered Items are of merchantable or satisfactory quality, are fit for any particular purpose, comply with any sample or description, or are viable, uncontaminated, safe or non-toxic

17.3	Lipoxen shall not have any liability to SIIL whether in contract, tort, negligence or otherwise for any loss or damage arising out of and/or in connection with:

17.3.1	any research, development, manufacture, use, distribution or supply of the Licensed Products and/or Supply Products by SIIL; and/or

17.3.2	use of Licensed Products and/or Supply Products by any third party.

17.4	If at any time SIIL has reason to believe that it has failed or may fail to comply with the provisions of this Agreement, SIIL shall immediately notify Lipoxen Technologies of the cause, the expected period of the non-compliance, the steps proposed by SIIL to minimise the non-compliance, the consequences of that non-compliance and all other relevant facts.

SIIL Indemnities

17.5	SIIL shall fully indemnify, and at all times keep Lipoxen fully indemnified, against any and all liability, damages, claims, demands, actions, proceedings, expenses (including, but not limited to, legal expenses and fees) arising out of or in connection with:

17.5.1	any exercise of the Licensed Rights by SIIL including any research, development, manufacture, use, distribution, sale and/or supply of Supply Products and/or Licensed Products;

17.5.2	any use by a third party of the Licensed Products and/or Supply Products manufactured and/or supplied by or on behalf of SIIL; and/or

17.5.3	the performance (or non-performance) of the supply obligations of SIIL in relation to Supply Products under this Agreement.

17.6	SIIL shall indemnify and shall keep Lipoxen indemnified against any and all liability, damages, claims, proceedings and expenses (including, but not limited to, legal expenses and fees) arising out of or in connection with the Clinical Trials provided that SIIL shall not be liable under this clause 17.5 for any and all liability, damages, claims, proceedings and expenses (including but not limited to, legal expenses and expert’s fees) that arise directly as a result of express instructions received from Lipoxen Technologies in relation to conduct of the Clinical Trials.

Lipoxen Indemnity

17.7	Subject to clause 17.8, Lipoxen Technologies shall indemnify SIIL against any and all liability, damages, claims, proceedings, expenses (including, but not limited to, legal expenses and expert’s fees) incurred by SIIL resulting from any allegation or claim that use of the inventions disclosed in the PolyXen Patents in PSA EPO in the SIIL Territory in the Field infringes the Intellectual Property Rights of a third party.

17.8	Lipoxen’s Technologies liability under the indemnity set out in clause 17.7 shall only commence in relation to PSA EPO from the date upon which phase III clinical trials in relation to PSA EPO are successfully completed.

Insurance

17.9	For the duration of this Agreement and for a period of three years following termination, SIIL shall maintain adequate insurance cover for any liabilities arising under this Agreement. SIIL shall provide details of such insurance cover and evidence that it is in force if requested by Lipoxen Technologies. If SIIL fails to comply with this clause 17.9 then Lipoxen Technologies may take out appropriate insurance and recover the cost from SIIL.

18.	Confidential Information and Publication

18.1	Each Party (the “Receiving Party”) undertakes:

18.1.1	to maintain as secret and confidential all Confidential Information obtained directly or indirectly from the other Party (“Disclosing Party”) in the course of or in anticipation of this Agreement;

18.1.2	to use the Confidential Information of the other Party only for the purposes of this Agreement;

18.1.3	to disclose the Confidential Information of the other Party only to those of its employees, contractors, and sub-licensees to whom and to the extent that such disclosure is reasonably necessary for the purposes of exploiting its rights and complying with its obligations under this Agreement; and

18.1.4	to comply with the obligations of this clause 18 for so long as it has knowledge of any Confidential Information received or derived from the other Party which period shall, for the avoidance of doubt, survive termination or expiry of this Agreement.

18.2	The provisions of clause 18.1 shall not apply to Confidential Information which the Receiving Party can prove:

18.2.1	was, prior to its receipt by the Receiving Party from the Disclosing Party, or is subsequently disclosed to the Receiving Party without any obligations of confidence by a third party who has not derived it directly or indirectly from the Disclosing Party; or

18.2.2	is or becomes generally available to the public through no act or default of the Receiving Party or its agents, employees, Affiliates or sub-licensees; or

18.2.3	the Receiving Party is required to disclose to the courts of any competent jurisdiction, or to any government regulatory agency or financial authority, provided that the Receiving Party shall:

(a)	inform the Disclosing Party as soon as is reasonably practicable of its obligation to disclose such information; and

(b)	at the Disclosing Party’s request seek to persuade the court, agency or authority to have such information treated in a confidential manner, where this is possible under the court, agency or authority’s procedures; or

18.2.4	in the case of Confidential Information disclosed by Lipoxen to SIIL, is disclosed to actual or potential Customers of Licensed Products in so far as such disclosure is reasonably required to promote the sale or use of Licensed Products provided that the Customer signs a written confidentiality undertakings at least as restrictive as those set out in this clause 18.

18.3	The Receiving Party shall procure that all of its employees and contractors who have access to any of the Disclosing Party’s Confidential Information, shall be made aware of and subject to these obligations and shall have entered into written undertakings of confidentiality at least as restrictive as those set out in this clause 18.

18.4	Notwithstanding the provisions of this clause 18, each of the Parties may make press releases, publications or presentations regarding the research and development conducted pursuant to this Agreement (collectively, a “Publication”), provided that:

18.4.1	the publishing Party shall first deliver the proposed text of the Publication to the other Party for review at least 10 business days prior to submission of the Publication to any publisher or other third party;

18.4.2	the receiving party may, within 10 business days of such delivery, object to the Publication on the grounds that it would involve the disclosure of that Party’s Confidential Information, or because there is patentable subject matter in which that Party has an interest which needs protection;

18.4.3	upon receipt of a written objection within the 10 business day period, the publishing Party shall delete any references to the Confidential Information of the other party and/or if requested to do so by the receiving Party shall delay disclosure of the Publication for up to one hundred and twenty (120) days from the initial delivery of the Publication to enable the filing of patent applications on any patentable subject matter;

18.4.4	the Publication acknowledges the other Party in the title of the Publication as well as the contribution of the Party to the research and development that is the subject of the publication.

18.5	The Parties acknowledge that if Confidential Information is owned:-

18.5.1	by a Party pursuant to clause 8.1, 8.2 or 8.3 it shall be deemed to have been disclosed to the other Party by the owning Party even if it was created by the other Party; and

18.5.2	jointly by the Parties pursuant to clauses 8.4 or 14.24 it shall be deemed to have been disclosed by each party to the other.

18.6	Provided that it does not disclose any Confidential Information of the other Party, each party shall be entitled to make press releases in relation to the existence of or progress of this Agreement without the prior written consent of the other Party.

18.7	The parties agree that the prices set out in Schedule 15 shall be the Confidential Information of SIIL.

19.	Transfers of Know How from SIIL

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

19.4	The parties acknowledge that the objectives of a technology transfer is to enable Lipoxen Technologies, a Customer and/or appointed representative of Lipoxen Technologies or a Customer, to manufacture the relevant Supply Product in the exact manner and to a standard and scale which is equivalent to that achieved by SIIL at the date of the technology transfer and which satisfies the requirements of EMEA and/or FDA relating to the transfer of the manufacture of biological pharmaceutical products. SIIL agrees to use its best endeavours to achieve that objective and agrees that a technology transfer will not be deemed to be complete until the party receiving the technology transfer, being Lipoxen Technologies or a Customer and/or the appointed representative of Lipoxen Technologies or a Customer, is able to manufacture three batches of the relevant Supply Product which are consistent in terms of:-

19.4.1	specification to a specification (a) equivalent to that to which SIIL was making and supplying the relevant Supply Product at the time of the technology transfer; or (b) which is acceptable to the regulatory authorities in the country in which the relevant Supply Product will be used and/or sold, provided that if the specification is different from the specification, to which SIIL is manufacturing and supplying the relevant Supply Product at the time, then SIIL will take reasonable efforts to see that the technology transfer meets the requirements of the regulatory authorities; and

19.4.2	quality with the relevant Supply Product as manufactured by SIIL at the date of the relevant technology transfer;

[***]

19.5	Lipoxen acknowledges that on receipt of the technology transfer, it will comply at all times with the restriction in clause 7.7 in relation to use of the Serum Cell Line.

19.6	The parties agree that first time that Lipoxen or a Sub-licensee exercises its rights under this clause 19 to a transfer of technology in relation to in relation to EPO and/or PSA EPO , SIIL shall have a right by notice in writing to Lipoxen PLC (to be received by Lipoxen PLC within thirty (30) days of service of the notice seeking the relevant technology transfer) to trigger the capitalisation procedures set out in clauses 9.11 to 9.15 of this Agreement.

19.7	The parties agree that, subject to clauses 19.8, 19.9 and 9.13, SIIL shall not be able to charge a fee in respect of any technology transfer (including the transfer of any cell lines) in relation to any of the Supply Products as SIIL agrees that its entire compensation in relation to any such technology transfer shall:-

19.7.1	be satisfied by the royalty to be paid to SIIL under clause 9.4.2 of this Agreement; and/or

19.7.2	be satisfied via the compensation paid to SIIL pursuant to clauses 9.11 to 9.15 of this Agreement which, for the avoidance of doubt, shall only ever be paid once.

[***]

[***]

[***]

[***]

[***]	SIIL agrees that if no sums have previously been paid to SIIL under clause 19.8 and Lipoxen and/or a Sub-licensee calls for a transfer of the Serum Cell Line but agrees that the right to use the Serum Cell Line will be limited to the CIS, [***]

[***]

19.9.2	[***].

19.10	SIIL agrees that in no circumstances shall it cease to supply any Supply Product to Lipoxen Technologies and/or a Customer which is the subject of a technology transfer until at least twelve (12) months after the transfer has been successfully completed to the entire satisfaction of Lipoxen Technologies and/or its Customer.

19.11	SIIL agrees that if SIIL is in breach of any of the terms of this clause 19, Lipoxen Technologies shall be entitled to withhold payments due to SIIL under clause 9 of this Agreement until such time as the breach has been remedied by SIIL.

19.12	If the parties cannot agree the matters referred to in clauses 19.3 and 19.4 in the thirty day period specified, or if any other dispute arises in relation to the provisions of this clause 19, the parties can refer the matter to an expert for determination in accordance with the procedure set out in Schedule 21 of this Agreement, but any fee as set out in clause 19.8 in respect of Serum Cell Line transfer shall be subject to the considerations stated and the minimum and maximum amounts set out in clause 19.8.

19.13	The parties agree that SIIL shall not be obliged to conduct a technology transfer pursuant to this clause 19 in relation to the same Supply Product to the same Customer (or its representative) more than once but:-

19.13.1	a transfer of technology to one Customer shall not exhaust the rights of another Customer to call for a technology transfer under this clause 19; and

19.13.2	a transfer of technology in relation to one Supply Product shall not exhaust a Customer’s rights to call for a technology transfer under this clause 19 in relation to another Supply Product;

PROVIDED THAT, once SIIL has successfully completed the first technology transfer in relation to a particular Supply Product, SIIL shall be entitled to charge at cost only for the time incurred by SIIL personnel and the reasonable expenses of the personnel (including flights, accommodation and sustenance) in relation to a second and subsequent technology transfer relating to the same Supply Product.

19.14	Once SIIL has successfully completed a technology transfer to Lipoxen and/or a Customer in relation to a Supply Product, SIIL shall thereafter not have any liability to Lipoxen and/or the relevant Customer, whether in contract, tort, negligence or otherwise for any loss or damage arising out of and/or in connection with any research, development, manufacture, use, distribution, sale or supply of the relevant Supply Product by Lipoxen and/or the Customer unless such loss or damage relates to or results from a breach by SIIL of any of the warranties set out in this Agreement.

20.	Duration and termination

20.1	This Agreement shall come into effect on the Effective Date and shall continue until terminated earlier in accordance with this clause 20.

20.2	Without prejudice to any other right or remedy, any of the Parties may terminate this Agreement in whole or in part at any time by notice in writing to the other Party (“Other Party”), such notice to take effect as specified in the notice, if the Other Party is in material breach of this Agreement and, in the case of a breach capable of remedy, the breach is not remedied within 90 days of the Other Party receiving notice specifying the breach and requiring its remedy.

20.3	Lipoxen may terminate this Agreement if SIIL is not able to prove that in any six month period from 1 January to 30 June and/or in any six month period from 1 July to 31 December, SIIL has committed a minimum of one hundred and fifty (150) man hours to the research and development of PSA EPO.

20.4	Without limitation to clause 20.2, Lipoxen shall be entitled to terminate this Agreement on written notice to SIIL with immediate effect if SIIL is in breach of clauses 5.10, 5.13 or 5.15 of this Agreement, provided that any delay in the timelines on account of delay in the grant and/or notification to SIIL of relevant approvals and/or permissions from the offices of the Drug Controller Authorities of India and relevant Government Of India authorities will not amount to a breach by SIIL provided that:-

20.4.1	the relevant stage of the timeline could not be met without the grant of such approvals and/or permissions; and

20.4.2	Lipoxen PLC received notice in writing from Serum at the time the application was made by Serum for the relevant approval and/or permission.

20.5	Without prejudice to Lipoxen other rights or remedies, Lipoxen may terminate this Agreement if:-

20.5.1	control (as defined in Section 840 of the Income and Corporation Taxes Act 1988) of SIIL shall be acquired by any person, or group of Connected Persons (as defined by Section 839 of the Income and Corporation Taxes Act 1988), not having control of SIIL at the date of this Agreement; and/or

20.5.2	if SIIL ceases to carry on the business of making PSA other than as a result of negligible demand for PSA; and/or

20.5.3	if SIIL ceases to carry on the business of making PSA EPO other than as a result of negligible demand for PSA EPO;

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20.6	Lipoxen may terminate this Agreement with immediate effect by giving written notice to SIIL if SIIL or any of its Affiliates commences legal proceedings, or assists any third party to commence legal proceedings, to challenge the:-

20.6.1	validity of any of the PolyXen Patents and/or the PSA Patents;

20.6.2	the ownership of any of the PolyXen Patents and/or the PSA Patents (unless such patent is alleged to be Foreground and/or PSA Foreground in which case the commencement of legal proceedings will not give rise to a right to terminate the Agreement); or

20.6.3	to challenge the secrecy or substantiality of any of the PolyXen Know How and/or the PSA Know How (unless such know how is alleged to be Foreground and/or PSA Foreground in which case the commencement of legal proceedings will not give rise to a right to terminate the Agreement).

21.	Consequences of termination

21.1	Upon termination or expiry of this Agreement for any reason:

21.1.1	each party shall within 30 days of the date of termination or expiry pay to the others all sums due to it under this Agreement in respect of the period up to and including the date of termination or expiry, including, without limitation, any royalties payable on Licensed Products sold or supplied prior to or on the date of termination;

21.1.2	any rights or remedies of each of the parties arising from any breach of this Agreement shall continue to be enforceable;

21.1.3	SIIL shall be entitled to sell, use or otherwise dispose of (subject to payment of royalties under clause 9.1) any unsold or unused stocks manufactured prior to expiry or termination of:- (a) PSA EPO to any party for the period equivalent to the shelf life of PSA EPO; and (b) in case of PSA, to Customers for a period of 6 months following the date of expiry or termination;

21.1.4	subject to clause 21.1.3, SIIL shall no longer be licensed to use or otherwise exploit in any way, either directly or indirectly, the Licensed Rights and SIIL shall, and shall procure that its Appointed CRO shall, unless required by regulators to complete a clinical trial in relation to a cohort of patients being dosed at the time of expiry and/or termination, which cohort shall be entitled to complete the relevant trial, forthwith cease all activities requiring a licence under this Agreement;

21.1.5	SIIL shall forthwith cease manufacturing PSA and PSA EPO under this Agreement;

21.1.6	SIIL shall consent to the cancellation of any formal licence granted to it, or of any registration of it in any register, in relation to any of the Lipoxen Patents;

21.1.7	each party shall return to the other within a reasonable period of time all Confidential Information and any copies thereof disclosed to it by the other party;

21.1.8	SIIL shall provide to Lipoxen Technologies a detailed report setting out the progress it has made with the Development Programme;

21.1.9	SIIL shall provide to Lipoxen Technologies all data (including without limitation clinical trials data), know how and materials generated by SIIL pursuant to this Agreement, the Licence Agreement, the Letter Amendments, the Supplemental Agreement and/or the DMA and comply with its obligations pursuant to clauses 7. 4 and/or 14.23 of this Agreement;

21.1.10	the SIIL Licence shall, subject to clause 9.4, continue with full force and effect but shall become world wide;

21.1.11	to the extent that title has not previously passed to Lipoxen Technologies pursuant to this Agreement, SIIL shall assign to Lipoxen Technologies all of the Foreground and PSA Foreground;

21.1.12	at Lipoxen’s Technologies option SIIL shall return to Lipoxen Technologies or destroy all other data, know how and materials provided to SIIL by Lipoxen Technologies and/or generated by SIIL in connection with the provision of the Services;

21.1.13	SIIL shall return to Lipoxen Technologies and/or destroy to the entire satisfaction of Lipoxen Technologies any and all cell lines used by SIIL to make PSA;

21.1.14	at the request of Lipoxen Technologies, SIIL shall assign to Lipoxen Technologies any or all of the agreements between SIIL and an Appointed CRO;

21.1.15	comply with the provisions of clauses 7.4 and 14.2.3 in relation to transfer of technology; and

21.1.16	the following clauses shall continue in full force and effect: 1, 2, 3, 4.3, 4.4, 5.8, 5.19, 6.1, 6.8, 7, 8, 9.1 to 9.7 (in so far as it relates to product manufactured prior to termination or expiry but sold thereafter as set allowed by clause 21.1) 10, 11.1, 11.5, 14.15, 14.21 to 14.30, 15, 17, 18, 19, 21, 22.

21.2	If Lipoxen Technologies terminates this Agreement pursuant to clause 21.4, Lipoxen Technologies agrees that if it receives any Net Revenues in respect of a Successful PSA EPO Product, then Lipoxen Technologies shall use any such Net Revenues to compensate SIIL for any costs and expenses reasonably incurred by SIIL prior to the date of termination of this Agreement in relation to Clinical Trials relating to the relevant Successful PSA EPO Product.

22.	General

Force majeure

22.1	Neither Party shall have any liability or be deemed to be in breach of this Agreement for any delays or failures in performance of this Agreement which result from circumstances beyond the reasonable control of that Party, including without limitation labour disputes involving that Party. The Party affected by such circumstances shall promptly notify the other Party in writing when such circumstances cause a delay or failure in performance and when they cease to do so.

Amendment

22.2	This Agreement may only be amended in writing signed by duly authorised representatives of Lipoxen Technologies, Lipoxen PLC and the SIIL.

Assignment and third party rights

22.3	Subject to clause 22.4 below, none of the Parties shall assign, mortgage, charge or otherwise transfer any rights or obligations under this Agreement, nor any of the Licensed Rights, without the prior written consent of the other Party.

22.4	Each of the Parties may assign all of its rights and obligations under this Agreement together with its rights in the Licensed Rights to any company to which it transfers all of its assets or business, PROVIDED that the assignee undertakes to the other Party to be bound by and perform the obligations of the assignor under this Agreement. However a Party shall not have such a right to assign this Agreement if it is insolvent or any other circumstance described in clause 20 applies to it.

Waiver

22.5	No failure or delay on the part of either Party to exercise any right or remedy under this Agreement shall be construed or operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy.

Invalid clause

22.6	If any provision or part of this Agreement is held to be void or invalid, amendments to this Agreement may be made by the addition or deletion of wording as appropriate to remove the void or invalid part or provision but otherwise retain the provision and the other provisions of this Agreement to the maximum extent permissible under applicable law. The Parties shall endeavour to agree amendments to such void or invalid provisions in a reasonable manner so as to achieve the original intention of the parties.

Change of Control

22.7	Subject to clause 20.5, any substantial change in the management and control of either of the Parties and/or any merger of either of the Parties with another entity shall not result in termination of this Agreement and it shall be the responsibility of the then existing management of the Party to see that the continuity of this Agreement is maintained in all respects and the management stepping out shall make aware the terms of this agreement to the management who is stepping into to control the Party.

Formal licences

22.8	The Parties shall execute such formal licences as may be necessary or appropriate for registration of the rights granted under this Agreement with Patent Offices and other relevant authorities. The Parties shall use reasonable endeavours to ensure that, to the extent permitted by relevant authorities and unless required to submit this Agreement by any order of law, this Agreement shall not form part of any public record.

Role of Parties

22.9	The parties hereto expressly understand and agree that Lipoxen Technologies, Lipoxen PLC and SIIL are independent contractors in the performance of each and every part of this Agreement. Subject to the provisions of clauses 8.4 and14.24 relating to joint ownership of Foreground and PSA Foreground, nothing contained herein shall be construed as creating any agency, partnership or other form of joint enterprise between the Parties.

Interpretation

22.10	In this Agreement:

22.10.1	the headings are used for convenience only and shall not affect its interpretation;

22.10.2	references to persons shall include incorporated and unincorporated persons; references to the singular include the plural and vice versa; and references to the masculine include the feminine;

22.10.3	references to clauses and Schedules mean clauses of, and schedules to, this Agreement; and

22.10.4	references to the grant of “exclusive” rights shall mean that the person granting the rights shall neither grant the same rights (in the same field and territory) to any other person, nor exercise those rights itself.

Notices

22.11

Any notice to be given under this Agreement shall be in writing and shall be sent by first class mail or air mail, or by fax (confirmed by first class mail or air mail) to the address of the relevant Party set out at the head of this Agreement, or to the relevant fax number set out below, or such other address or fax number as that Party may from time to time notify to the other Party in accordance with this clause 22.11. The fax numbers of the Parties are as follows: Lipoxen Technologies and Lipoxen PLC +44 20 7389 5011; SIIL 91 20 26993970.

22.12	Notices sent as specified in clause 22.11 shall be deemed to have been received three working days after the day of posting (in the case of inland first class mail), or ten working days after the date of posting (in the case of air mail), or on the next working day after transmission (in the case of fax messages, but only if a transmission report is generated by the sender’s fax machine recording a message from the recipient’s fax machine, confirming that the fax was sent to the number indicated above and confirming that all pages were successfully transmitted).

Anti-poaching Provisions

22.13	Neither party shall, and shall procure that none of its Affiliates shall, during the term of this Agreement and for a period of twelve (12) months after the termination of this Agreement, without the prior written agreement of the other:-

22.13.1	employ or offer to employ, or enter into a contract for the services of, any individual who was, during the term of this Agreement, an employee holding an executive or managerial position with, or an officer of, the other party or any of its Affiliates; or

22.13.2	entice, solicit or procure any such person to leave the employment of the other party or its Affiliate (or attempt to do so) whether or not that person would commit any breach of contract in leaving such employment; or

22.13.3	procure or facilitate the making of any such offer or attempt by any such person.

Law and Jurisdiction

22.14	The validity, construction and performance of this Agreement shall be governed by the law of the State of New York, USA. Any disputes arising from or relating to this Agreement shall be subject to the exclusive jurisdiction of the courts of the State of New York, USA, to which the parties hereby irrevocably submit, except that a Party may seek an interim injunction in any court of competent jurisdiction.

Further action

22.15	Each of the Parties agrees to execute, acknowledge and deliver such further instruments, and do all further similar acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

Entire agreement

22.16	This Agreement, including its Schedules, sets out the entire agreement between the Parties relating to its subject matter and supersedes all prior oral or written agreements,

arrangements or understandings between them relating to such subject matter. The Parties acknowledge that they are not relying on any representation, agreement, term or condition which is not set out in this Agreement provided that nothing in this Agreement shall exclude a party’s liability for fraud.

Third parties

22.17	With the exception of any rights expressly created in this Agreement in favour of Affiliates of Lipoxen Technologies and/or Customers (which rights may be enforced directly against SIIL), this Agreement does not create any right enforceable by any person who is not a party to it.

AGREED by the Parties through their authorised signatories in the presence of the witnesses listed below:

For and on behalf of Lipoxen Technologies Ltd	For and on behalf of Serum Institute of India Limited

Signed	Signed

Print name	Print name
[***]

Title	Title
[***]

Date	Date

Witnessed on behalf of	Witnessed on behalf of
Lipoxen Technologies Ltd	Serum Institute of India Limited

Signed	Signed

Print name	Print name

Title	Title

Date	Date

Witnessed on behalf of
Lipoxen Technologies Ltd

Signed

Print name

Title

Date

For and on behalf of
Lipoxen PLC

Signed

Print name

Title

Date

Witnessed on behalf of Lipoxen PLC

Signed

Print name

Title

Date

Witnessed on behalf of
Lipoxen PLC

Signed

Print name

Title

Date

Schedule 1

Development Programme for PSA EPO in Indication A by SIIL in SIIL Territory

Schedule 2

PolyXen Patents

Schedule 2

PolyXen Patents

Schlich Ref	Country	Client Ref	Title	Status	App Date	App No.	Grant Date	Grant No.

Glycopolysialylation (Glycopolysialylation of Non-Blood Coagulation Proteins)

P39650WO	PCT	Glycopolysialylation	Glycopolysialylation of Non-Blood Coagulation Proteins	Pending	26/07/2010	PCT/GB2010/001422

P39650US	USA	Glycopolysialylation	Glycopolysialylation of Non-Blood Coagulation Proteins	Pending	26/07/2010	12/843,284

Maleimido - PSA (Polysialic Acid Derivatives) - Divisional

P39617USD 1	USA	Maleimido - PSA	Polysialic Acid Derivatives	Pending	12/08/2004	12/717,073

Lipoxen	SIIL

Maleimido - PSA Polysialic Acid Derivatives

P39617US	USA	Maleimido - PSA	Polysialic Acid Derivatives	Granted	12/08/2004	10/568,111	06/04/2010	7,691,826
P39617RU	Russian Federation	Maleimido - PSA	Polysialic Acid Derivatives	Granted	12/08/2004	2006107545	27/06/2008	2327703
P39617KR	Korea, South	Maleimido - PSA	Polysialic Acid Derivatives	Pending	12/08/2004	2006-7002875
P39617IT	Italy	Maleimido - PSA	Polysialic Acid Derivatives	Granted	12/08/2004	4768054.1	03/10/2007	1654289
P39617IND1	India	Maleimido - PSA	Polysialic Acid Derivatives	Pending	12/08/2004	812/DELNP/2009
P39617IN	India	Maleimido - PSA	Polysialic Acid Derivatives	Granted	12/08/2004	903/DELNP/2006	19/08/2009	235740
P39617GB	United Kingdom	Maleimido - PSA	Polysialic Acid Derivatives	Granted	12/08/2004	4768054.1	03/10/2007	1654289
P39617FR	France	Maleimido - PSA	Polysialic Acid Derivatives	Granted	12/08/2004	4768054.1	03/10/2007	1654289
P39617ES	Spain	Maleimido - PSA	Polysialic Acid Derivatives	Granted	12/08/2004	4768054.1	03/10/2007	1654289
P39617DE	Germany	Maleimido - PSA	Polysialic Acid Derivatives	Granted	12/08/2004	4768054.1	03/10/2007	1654289 (602004009314.9)
P39617CH	Switzerland	Maleimido - PSA	Polysialic Acid Derivatives	Granted	12/08/2004	4768054.1	03/10/2007	1654289

Monofunctional PSA (Sialic Acid Derivatives for Protein Derivatisation and Conjugation)

P39607US	USA	Monofunctional PSA	Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Granted	12/08/2004	10/568,043	05/10/2010	7,807,824

2

P39607RU	Russian Federation	Monofunctional PSA	Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Pending	12/08/2004	2006107546
P39607KR	Korea, South	Monofunctional PSA	Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Pending	12/08/2004	2006-7002900
P39607JP	Japan	Monofunctional PSA	Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Granted	12/08/2004	2006-523058	13/08/2010	4566194
P39607IN	India	Monofunctional PSA	Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Pending	12/08/2004	985/DELNP/2006
P39607EP	EPO	Monofunctional PSA	Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Pending	12/08/2004	4768074.9

Monofunctional PSA (Sialic Acid Derivatives for Protein Derivatisation and Conjugation) – Divisional

P39607USD1	USA	Monofunctional PSA Div	Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Pending	12/08/2004	12/897,523

NHS Functional PSA (Activated Sialic Acid Derivatives for Protein Derivatisation and Conjugation)

P39608US	USA	NHS Functional PSA	Activated Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Pending	16/02/2006	11/816,823
P39608JP	Japan	NHS Functional PSA	Activated Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Pending	16/02/2006	2007-555696

3

P39608IN	India	NHS Functional PSA	Activated Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Pending	16/02/2006	6400/DELNP/2007
P39608EP	EPO	NHS Functional PSA	Activated Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Pending	16/02/2006	6709777.4
P39608CN	China	NHS Functional PSA	Activated Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Pending	16/02/2006	2.0068E+11
P39608 Priority	EPO	NHS Functional PSA	Activated Sialic Acid Derivatives for Protein Derivatisation and Conjugation	Withdrawn	23/02/2005	5251017.9

NHS-Amino PSA Reactions (Sialic Acid Derivatives)

P39609US	USA	NHS-Amino PSA Reactions	Sialic Acid Derivatives	Granted	12/08/2005	11/660,128	25/01/2011	7,875,708
P39609JP	Japan	NHS-Amino PSA Reactions	Sialic Acid Derivatives	Pending	12/08/2005	2007-525356
P39609IN	India	NHS-Amino PSA Reactions	Sialic Acid Derivatives	Pending	12/08/2005	1100/DELNP/2007
P39609EP	EPO	NHS-Amino PSA Reactions	Sialic Acid Derivatives	Pending	12/08/2005	5794259.1

4

NHS-Amino PSA Reactions (Sialic Acid Derivatives) - Divisional

P39609USD1	USA	NHS-Amino PSA Reactions (Divisional)	Sialic Acid Derivatives	Pending	12/08/2005	12/987,878

N-terminal polysialylation (N-Terminal Derivatisation of Proteins with Polysaccharides)

P39613US	USA	N-terminal polysialylation	N-Terminal Derivatisation of Proteins with Polysaccharides	Pending	25/07/2007	12/375,012
P39613JP	Japan	N-terminal polysialylation	N-Terminal Derivatisation of Proteins with Polysaccharides	Pending	25/07/2007	2009-521342
P39613IN	India	N-terminal polysialylation	N-Terminal Derivatisation of Proteins with Polysaccharides	Pending	25/07/2007	573/DELNP/2009
P39613EP	EPO	N-terminal polysialylation	N-Terminal Derivatisation of Proteins with Polysaccharides	Pending	25/07/2007	7766361.5

N-terminally-polysialylated GCSF (Derivatisation of Granulocyte Colony- Stimulating Factor)

P39606US	USA	N-terminally- polysialylated GCSF	Derivatisation of Granulocyte Colony-Stimulating Factor	Pending	25/07/2007	12/375,006
P39606JP	Japan	N-terminally- polysialylated GCSF	Derivatisation of Granulocyte Colony-Stimulating Factor	Pending	25/07/2007	2009-521336
P39606IT	Italy	N-terminally- polysialylated GCSF	Derivatisation of Granulocyte Colony-Stimulating Factor	Granted	25/07/2007	7789047.3	12/05/2010	2041167

5

P39606IN	India	N-terminally-polysialylated GCSF	Derivatisation of Granulocyte Colony-Stimulating Factor	Pending	25/07/2007	572/DELNP/2009
P39606GB	United Kingdom	N-terminally-polysialylated GCSF	Derivatisation of Granulocyte Colony-Stimulating Factor	Granted	25/07/2007	7789047.3	12/05/2010	2041167
P39606FR	France	N-terminally-polysialylated GCSF	Derivatisation of Granulocyte Colony-Stimulating Factor	Granted	25/07/2007	7789047.3	12/05/2010	2041167
P39606ES	Spain	N-terminally-polysialylated GCSF	Derivatisation of Granulocyte Colony-Stimulating Factor	Granted	25/07/2007	7789047.3	12/05/2010	2041167
P39606EP	EPO	N-terminally-polysialylated GCSF	Derivatisation of Granulocyte Colony-Stimulating Factor	Granted	25/07/2007	7789047.3	12/05/2010	2041167
P39606DE	Germany	N-terminally-polysialylated GCSF	Derivatisation of Granulocyte Colony-Stimulating Factor	Granted	25/07/2007	7789047.3	12/05/2010	60 2007 006 492.9-08 (EP 2041167)
P39606CH	Switzerland	N-terminally-polysialylated GCSF	Derivatisation of Granulocyte Colony-Stimulating Factor	Granted	25/07/2007	7789047.3	12/05/2010	2041167

Polysaccharide B in DDS (Pharmaceutical Compositions)

P39674US	USA	Polysaccharide B in DDS	Pharmaceutical Compositions	Granted	08/06/1992	08/431474	08/12/1998	5846951

Polysialylated Insulin (N-Terminal Polysialylation)

P39612US	USA	Polysialylated Insulin	N-Terminal Polysialylation	Pending	25/07/2007	12/375,010

6

P39612RU	Russian Federation	Polysialylated Insulin	N-Terminal Polysialylation	Pending	25/07/2007	2009105696
P39612KR	Korea, South	Polysialylated Insulin	N-Terminal Polysialylation	Pending	25/07/2007	2009-7003805
P39612JP	Japan	Polysialylated Insulin	N-Terminal Polysialylation	Pending	25/07/2007	2009-521337
P39612IN	India	Polysialylated Insulin	N-Terminal Polysialylation	Pending	25/07/2007	571/DELNP/2009
P39612EP	EPO	Polysialylated Insulin	N-Terminal Polysialylation	Pending	25/07/2007	7789051.5
P39612CN	China	Polysialylated Insulin	N-Terminal Polysialylation	Pending	25/07/2007	2.0078E+11

Polysialylation in SDS (Derivatisation of Proteins in Aqueous Solution)

P39671IT	Italy	Polysialylation in SDS	Derivatisation of Proteins in Aqueous Solution	Granted	14/05/2001	1931843.5	21/12/2005	1335931
P39671GB	United Kingdom	Polysialylation in SDS	Derivatisation of Proteins in Aqueous Solution	Granted	14/05/2001	1931843.5	21/12/2005	1335931
P39671FR	France	Polysialylation in SDS	Derivatisation of Proteins in Aqueous Solution	Granted	14/05/2001	1931843.5	21/12/2005	1335931
P39671ES	Spain	Polysialylation in SDS	Derivatisation of Proteins in Aqueous Solution	Granted	14/05/2001	1931843.5	21/12/2005	1335931
P39671DE	Germany	Polysialylation in SDS	Derivatisation of Proteins in Aqueous Solution	Granted	14/05/2001	1931843.5	21/12/2005	1335931 (60116137.8)
P39671CH	Switzerland	Polysialylation in SDS	Derivatisation of Proteins in Aqueous Solution	Granted	14/05/2001	1931843.5	21/12/2005	1335931

7

Polysialylation of EPO (Polysaccharide Derivatives of Erythropoietin)

P39614US	USA	Polysialylation of EPO	Polysaccharide Derivatives of Erythropoietin	Pending	25/07/2007	12/375,008
P39614JP	Japan	Polysialylation of EPO	Polysaccharide Derivatives of Erythropoietin	Pending	25/07/2007	2009-521343
P39614EP	EPO	Polysialylation of EPO	Polysaccharide Derivatives of Erythropoietin	Pending	25/07/2007	7766363.1

8

Schedule 3

PSA

Chemical structure of the alpha-2,8-linked form of polysialic acid (PSA), also known as ‘colominic acid’.

[***]

[***]

[***]

[***]

Lipoxen	SIIL

Schedule 4

PSA EPO

PSA conjugated Erythropoietin (PSA EPO) will use Erythropoietin [***]. EPO to be produced using the Serum Cell Line. The resulting conjugate will comprise a mono-PSA Erythropoietin conjugate having [***] assessed using appropriate methods and will exhibit greater or equal in vivo half life to that of Mircera, in human clinical testing, pharmaceutical preparations of the conjugate having said molecules as an active ingredient and administered in appropriate dosage form and schedule.

In the SIIL Territory, SIIL shall be entitled to use PSA as specified in Part D of Schedule 25 of this Agreement.

Lipoxen	SIIL

Schedule 5

PSA EPO Specifications

[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Lipoxen	SIIL

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

2

Schedule 6

PSA Patents

Title	Publication No.	Patent No.
Endotoxin Removal Patent	WO 2008/104811 A1	PCT/GB2008/050138
Fractionation Patent	WO 2006/016161 A1	PCT/GB2005/003149

Lipoxen	SIIL

Schedule 7

Provisions Relating to the Issue of Shares to SIIL

1.	Interpretation

In this Schedule the following words and expressions have the following meanings:

“AIM”		means the market of that name operated by the London Stock Exchange;

“AIM Rules”		means the AIM Rules for Companies published by the London Stock Exchange as for the time being in force;

“dispose”		includes, mortgaging, pledging, charging, lending, assigning, selling, transferring or otherwise disposing of the relevant securities or agreeing to dispose of any relevant securities or otherwise encumbering the relevant securities;

“Lock-Up Shares”	(a)	the Consideration Shares;

	(b)	the Subscription Shares;

	(c)	the Warrant Shares; and

	(d)	all other ordinary shares into which any of the above shares are sub-divided or converted, or issued by way of bonus issue or otherwise derived from such shares (whether by way of consolidation, sub-division, capitalisation, rights issue or otherwise)

“London Stock Exchange”		means the London Stock Exchange plc;

“Consideration Shares”		[***] new ordinary shares of 0.5 pence each in the capital of Lipoxen PLC to be allotted to SIIL;

“SIIL Shares”		the Consideration Shares and the Subscription Shares;

“Subscription Price”		means equal to 11 pence per Subscription Share multiplied by the number of Subscription Shares;

“Subscription Shares”		means [***] new ordinary shares of 0.5 pence each in the capital of Lipoxen PLC, and “Subscription Share” shall be construed accordingly; and

2

“Warrant Shares”	means up to [***] ordinary shares of 0.5 pence each in the capital of Lipoxen PLC which may be issued to SIIL pursuant to the term of a warrant instrument to be executed on or around the date hereof.

2.	Consideration Shares

2.1	On the Allotment Date, Lipoxen PLC shall allot and issue the Consideration Shares to SIIL and shall use its reasonable endeavours to ensure the admission of the Consideration Shares to trading on AIM. Following allotment of the aforesaid Lipoxen PLC shall deliver to SIIL a copy, certified to be a true copy by a director or secretary of Lipoxen PLC, of a resolution of the board of directors of Lipoxen PLC (or a duly authorised committee of that board) authorising the allotment and issue of the Consideration Shares referred to in this paragraph 2 and shall procure that SIIL shall be entered in the register of members of Lipoxen PLC as the holder of the Consideration Shares.

2.2	These Consideration Shares are being allotted and issued to SIIL in consideration of the surrender of Licenses by SIIL for products as referred in Clause 3 and Schedule 11 and for the developmental work done on PSA EPO.

3.	Further Subscription

3.1	SIIL further agrees to subscribe for, and Lipoxen PLC agrees, subject to receipt of the Subscription Price pursuant to paragraph 3.2 below, to issue and allot, the Subscription Shares to SIIL on the Allotment Date.

3.2	In consideration for the agreement to allot the Subscription Shares pursuant to this paragraph 3, SIIL hereby agrees to pay or procure payment of the Subscription Price to Lipoxen PLC by 5 p.m. (London time) on the Allotment Date or earlier.

3.3	The Subscription Shares shall be credited as fully paid up on the date of allotment by Lipoxen PLC.

3.4	Following allotment of the Subscription Shares Lipoxen PLC shall procure that SIIL shall be entered in the register of members of Lipoxen PLC as the holder of the Subscription Shares and shall deliver to SIIL a copy, certified to be a true copy by a director or secretary of Lipoxen PLC, of a resolution of the board of directors of Lipoxen PLC (or a duly authorised committee of that board) authorising the allotment and issue of the Subscription Shares.

3.5	Lipoxen PLC shall immediately notify SIIL in writing when the Placing occurs.

3

4.	Lock in

4.1	SIIL hereby undertakes that it will, and will procure that its connected persons and nominees will, retain absolute legal and beneficial title to the Lock-Up Shares, free from encumbrances for a period commencing on the date of issue of the SIIL Shares and ending twenty four (24) months thereafter (the “Lock Up Period”) and shall not during the Lock Up Period:

4.1.1	offer, dispose of or agree to offer or dispose of, directly or indirectly, any such Lock-Up Shares or any legal or beneficial interest in any such Lock-Up Shares; and/or

4.1.2	enter into or agree to enter into any derivative transaction of any type whatsoever (including without limitation, any swap, contract for differences, option, warrant, convertible securities or futures transaction or arrangement) in respect of, or referenced to, any of such Lock-Up Shares, whether such transaction is settled by delivery of such Lock-Up Shares or other securities, in cash or otherwise.

4.2	SIIL hereby irrevocably and unconditionally undertakes, agrees and represents to and with Lipoxen PLC in respect of the Lock-Up Shares that it shall, and shall procure that all its connected persons and nominees (as applicable) shall, for a period of twenty four (24) months commencing on expiry of the Lock-Up Period (the “Orderly Marketing Period”):

4.2.1	offer, dispose of or agree to offer or dispose of, directly or indirectly, any such Lock-Up Shares or any legal or beneficial interest in any such Lock-Up Shares; and/or

4.2.2	enter into or agree to enter into any derivative transaction of any type whatsoever (including without limitation, any swap, contract for differences, option, warrant, convertible securities or futures transaction or arrangement) in respect of, or referenced to, any of such Lock-Up Shares, only through Lipoxen PLC’s corporate brokers or financial advisers from time to time, unless SIIL has previously informed Lipoxen PLC of the proposed disposal or transaction and Lipoxen PLC has agreed in writing, such consent not to be unreasonably withheld, that the disposal or transaction may be effected through SIIL’s existing brokers.

4

Schedule 8

Serum Cell Line

[***]

5

Schedule 9

Serum EPO Specification

[***]		[***]

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

6

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

7

Schedule 10

Timetable

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

8

Schedule 11

Products in relation to which SIIL’s rights will cease in relation to which SIIL will cease all research and development

Products as defined in the Licence Agreement, Supplemental Agreement, the Letter Amendments and/or the DMA

PSA Conjugated Non-Glycosylated EPO;

Polysialyated Doxorubicin;

Polysialyated GCSF;

Polysialyated Interferon Alpha;

Polysialyated Liposomal Doxorubicin;

Liposomal Doxorubicin;

Liposomal Pneumococcal;

Liposomal Rabies;

Liposomal Hib

Liposomal Carboplatin;

Liposomal Cisplatin;

Liposomal Co-delivery HIV;

Liposomal Oral Tetanus Toxoid;

Liposomal Paclitaxel;

9

Schedule 12

Milestones and dates

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

10

Schedule 13

Royalty Statements

1.	In respect of each country where Licensed Products were sold or supplied during that Quarter:

1.0	the Net Sales Value of each type of Licensed Product sold or supplied expressed both in the currency of sale and in US dollars together with conversion rates used;

1.1	the amount of any amounts deducted from the invoiced price in accordance with the definition of Net Sales Value;

1.2	the royalty rate applicable to each type of Licensed Product sold or supplied in that country;

1.3	the calculation of the royalties payable in respect of each type of Licensed Product; and

1.4	the total amount of royalties payable in respect of that country.

2.	For the SIIL Territory as a whole:

2.0	the total amount of royalties payable under clause 9.1;

2.1	the amount of any withholding tax deducted pursuant to clause 15.1.3.

11

Schedule 14

Information to be provided to Lipoxen Technologies

•	Preparation of PSA EPO conjugate

•	Purification and characterisation of PSA EPO conjugate (including peptide mapping etc)

•	Stability studies of the PSA EPO formulation (with and without HSA or any other formulation added in)

•	Toxicity Studies relating to PSA EPO

•	Application for Phase I, II or III trial to Drug Controller General of India

•	Manufacturing methods for PSA

12

Schedule 15

Price of Supply Products

[***]

[***]		[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***] [***]

[***]

[***]

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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]

13

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

14

Schedule 16

Specification for PSA cell line

[***]

15

Schedule 17

SIIL PSA IP

[***]	[***]	[***]	[***]
[***] [***]	[***] [***]	[***] [***] [***]	[***]

16

Schedule 18

Serum Cell Line – IP

[***]

[***]

17

Schedule 19

IP of SIIL Needed or Desirable to manufacture PSA

[***]	[***]	[***]	[***]
[***] [***]	[***] [***]	[***] [***] [***]	[***]

18

Schedule 20

IP developed by SIIL pursuant to the DMA

NIL

19

Schedule 21

Expert Determination – Procedure

1.	Any question or dispute which the terms of this Agreement specifies shall be referred to an expert, may be referred to an expert in the circumstances set out in the relevant provisions of this Agreement, by either party serving on the other party notice (“Referral Notice”) that it wishes to refer the question or dispute to an expert.

2.	The dispute shall be determined by a single independent impartial expert who shall be agreed between the parties. In the absence of agreement between the parties within 30 days of the service of a Referral Notice, either of the parties shall be entitled to seek quotes from any of the following parties (the “Candidates”) to act as expert to determine the relevant question/dispute:-

2.0	Cambridge Consultants Limited of Science Park, Milton Road, Cambridge, CB4 0DW, or any successor thereto;

2.1	Leerink Swann of One Federal Street, 37th Floor, Boston, MA 02110, USA, or any successor thereto; and

2.2	Deloitte Recap of 200 Berkely Street, Boston MA, 02116, USA, or any successor thereto.

3.	The parties agree that the Candidate which is prepared to accept an appointment as expert and which provides the lowest quote to do so shall be appointed as the expert to determine the relevant question/dispute.

4.	30 days after the appointment of the expert pursuant to paragraph 2 or 3, both parties shall exchange simultaneously statements of case in no more than 10,000 words, in total, and each side shall simultaneously send a copy of its statement of case to the expert.

5.	Each party may, within 30 days of the date of exchange of statement of case pursuant to paragraph 3, serve a reply to the other side’s statement of case in no more than 10,000 words. A copy of any such reply shall be simultaneously sent to the expert.

6.	Subject to paragraph 9, there shall be no oral hearing. The expert shall issue his decision in writing to both parties within 30 days of the date of service of the last reply pursuant to paragraph 5 above or, in the absence of receipt of any replies, within 60 days of the date of exchange pursuant to paragraph 4.

7.	The seat of the dispute resolution shall be the normal place of residence of the expert.

8.	The language of the expert determination shall be English.

9.	The expert shall not have power to alter, amend or add to the provisions of this Agreement, except that the expert shall have the power to decide all procedural matters relating to the dispute or question, and may call for a one day hearing if desirable and appropriate.

20

10.	The expert shall have the power to request copies of any documents in the possession and/or control of the parties which may be relevant to the dispute or question. The parties shall forthwith provide to the expert and the other party copies of any documents so requested by the expert.

11.	The expert shall decide the question as an expert and not as an arbitrator.

12.	The decision of the expert shall be final and binding upon both parties except in the case of fraud (by either party or the expert) or manifest error. Other than in the case of fraud or manifest error, the parties hereby exclude any rights of application or appeal to any court, to the extent that they may validly so agree, and in particular in connection with any question of law arising in the course of the reference out of the award.

13.	The expert shall determine the proportions in which the parties shall pay the costs of the expert procedure. The expert shall have the authority to order that all or a part of the legal or other costs of a party shall be paid by the other party.

14.	All documents and information disclosed in the course of the expert proceedings and the decision and award of the expert shall be kept strictly confidential by the recipient and shall not be used by the recipient for any purpose except for the purposes of the proceedings and/or the enforcement of the expert decision and award.

15.	The parties shall not make any announcement, or comment upon, or originate any publicity, or otherwise provide any information to any third party (other than its legal advisors) concerning the expert proceedings including but not limited to, the fact that the parties are in dispute, the existence of the expert proceedings, and/or any decision or award of the expert.

21

Schedule 22

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

22

Schedule 23

[***]

[***]

[***]

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23

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25

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[***]

[***]

27.	[***]

26

Schedule 24

Analytical Tests to be conducted by SIIL on Supply Products (GMP and R&D grade)

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]

27

Schedule 25

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[***]

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[***]	[***]	[***]

[***]

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[***]

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29

[***]

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30

2.	[***]	[***]	[***]
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[***]

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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

31

13.	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

32

Schedule 26

List of SIIL Affiliates at the Effective Date

POONAWALLA INVESTMENTS AND INDUSTRIES PRIVATE LIMITED

SEZ BIOTECH SERVICES PRIVATE LIMITED

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